UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/Standish Fixed Income Fund
Dreyfus/Standish Global Fixed Income Fund

Dreyfus/Standish International Fixed Income Fund

FORM N-CSR

Item 1.            Reports to Stockholders.

Dreyfus/Standish
Fixed Income Fund

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
24	Statement of Financial Futures
24	Statement of Options Written
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Important Tax Information
48	Board Members Information
50	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Fixed Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Fixed Income Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, but most asset classes, including bonds, generally produced respectable returns for the year overall. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead. Consequently, returns were particularly strong in higher yielding fixed-income market sectors, including investment-grade and high yield corporate bonds.Although traditionally defensive U.S. government securities weathered pronounced weakness during the fourth quarter, they ended the year with modest gains, on average.

While unlikely, we are aware that short-term interest rates may rise later in 2011 from historically low levels if growth accelerates, and any new economic setbacks could spark heightened market volatility among corporate and mortgage-backed securities. Nonetheless, we continue to see value throughout the bond market, as a well-diversified bond portfolio can help temper volatility stemming from unexpected economic or market developments.With 2011 now upon us, we suggest talking to your financial advisor, who can help you identify potential opportunities across the global markets and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus/Standish Fixed Income Fund’s Class I shares achieved a total return of 8.99%.1 In comparison, the Barclays Capital U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 6.54% for the same period.2

Despite periodic bouts of heightened market volatility, 2010 proved to be a favorable year for most sectors of the bond market as the U.S. economy continued to emerge from recession with few signs of rising inflation.The fund produced higher returns than its benchmark, primarily due to its emphasis on higher yielding market sectors that fared well when credit markets rallied in a recovering economy.

The Fund’s Investment Approach

The fund seeks to achieve a high level of current income, consistent with conserving principal and liquidity, and secondarily seeks capital appreciation. To achieve this, the fund invests, under normal circumstances, at least 80% of net assets in fixed-income securities issued by U.S. and foreign governments and companies.

The fund invests primarily in investment-grade securities, but may invest up to 15% of assets in below investment-grade securities, sometimes referred to as junk bonds. The fund will not invest in securities rated lower than B at the time of purchase. In this instance, we will attempt to select fixed-income securities that have the potential to be upgraded.

Stimulative Policies Fueled Rallying Credit Markets

Although 2010 began in the midst of recovery from a global recession and financial crisis, new developments in the spring threatened to derail an already choppy rebound. A sovereign debt crisis in Europe roiled overseas bond markets and led to austerity measures that reduced fiscal stimuli throughout the region. Meanwhile, high unemployment and troubled housing markets weighed on economic growth in the United

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

States.As a result, and despite their low yields, investors flocked to high-quality investments such as U.S.Treasury securities.

In response to concerns regarding a potential return to recession, the Federal Reserve Board (the “Fed”) maintained its target for the federal funds rate in a range between 0% and 0.25%, and it announced a new round of quantitative easing of monetary policy for the fall.The Fed’s announcement helped trigger a resurgence among corporate-backed bonds as investors grew more tolerant of credit risks. Meanwhile, volatility in the mortgage-backed securities market subsided and prepayment rates fell below historical averages when tighter lending standards prevented many homeowners from refinancing at lower rates. Conversely, after rallying earlier in the year, U.S. government securities gave back many of their gains in the fourth quarter when investors shifted their attention away from traditional safe havens.

Constructive Posture Bolstered Relative Performance

We adopted a relatively defensive investment posture early in the year to help shelter the fund from heightened market volatility.We reduced the fund’s exposure to high yield and investment-grade corporate bonds and boosted its holdings of U.S.Treasury securities.At the same time, we focused more intently on intermediate-term bonds that we believed were poised for gains as yield differences steepened along the market’s maturity range.We successfully employed futures contracts to help establish the fund’s duration and yield curve positions. These strategies proved relatively effective during the first half of 2010.

As it became clearer over the summer that a double-dip recession was unlikely, we returned to a more constructive investment posture. We reduced the fund’s holdings of U.S.Treasury securities and increased its position in investment-grade corporate bonds, where we balanced the risks of relatively long durations with a conservative security selection strategy. Bonds issued by financial companies contributed especially positively to the fund’s relative performance. Among residential mortgage-backed securities, we focused on higher-coupon bonds issued by government agencies, which fared well in an environment of low prepayment rates.We also maintained a significant position in commercial mortgage-backed securities, which produced competitive levels of income and gained a degree of value in the recovering economy.

4

Finding Opportunities in a More Mature Recovery

While economic headwinds have lingered, we expect the U.S. economic recovery to persist in 2011. Inflation has remained negligible, and we see little reason for the Fed to raise short-term interest rates anytime soon. Consequently, the appetite among domestic and overseas investors for competitive yields and higher levels of credit risk should remain robust.

However, in the wake of strong 2010 performance in many sectors of the U.S. bond market, we believe that fixed-income returns are likely to moderate over the coming year. Indeed, selectivity within market sectors may be the key to generating above-average returns. In our judgment, our research-intensive investment process makes the fund particularly well suited to uncover potential opportunities for high total returns in a more selective investment climate.

January 18, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to a voluntary undertaking in effect, which may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond (Hedged) Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not include fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Standish Fixed Income Fund Class I shares and the Barclays Capital U.S. Aggregate Index

Average Annual Total Returns as of 12/31/10
	1Year	5 Years	10 Years
Class I shares	8.99%	5.78%	5.89%
Barclays Capital U.S. Aggregate Index	6.54%	5.80%	5.84%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Fixed Income Fund on
12/31/00 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Fixed Income Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

Expenses paid per $1,000††	$2.55
Ending value (after expenses)	$1,023.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

Expenses paid per $1,000††	$2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
December 31, 2010

	Coupon	Maturity	Principal
Bonds and Notes—112.6%	Rate (%)	Date	Amount ($)[e]		Value ($)
Advertising—.3%
Lamar Media,
Gtd. Notes	6.63	8/15/15	661,000		680,830
Aerospace & Defense—.2%
BE Aerospace,
Sr. Unscd. Notes	6.88	10/1/20	355,000	[a]	368,312
Agriculture—.8%
Altria Group,
Gtd. Notes	9.70	11/10/18	945,000		1,248,491
Altria Group,
Gtd. Notes	10.20	2/6/39	430,000		623,306
					1,871,797
Apparel—.1%
HanesBrands,
Gtd. Notes	6.38	12/15/20	230,000	[b]	219,650
Asset-Backed Ctfs./
Auto Receivables—3.9%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	800,000	[b]	817,292
Americredit Automobile Receivables
Trust, Ser. 2010-3, Cl. C	3.34	4/8/16	385,000		389,133
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	280,000		296,339
Americredit Prime Automobile
Receivable, Ser. 2007-1, Cl. E	6.96	3/8/16	894,110	[b]	868,753
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	200,000		204,787
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	140,000		144,152
Chrysler Financial Auto
Securitization Trust,
Ser. 2010-A, Cl. C	2.00	1/8/14	465,000		464,255
Chrysler Financial Lease Trust,
Ser. 2010-A, Cl. C	4.49	9/16/13	525,000	[b,c]	525,351
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	1,025,000	[b]	1,077,941
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	600,000	[b]	628,109
JPMorgan Auto
Receivables Trust,
Ser. 2008-A, Cl. D	5.22	7/15/15	217,853	[b]	218,402

8

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	250,826	[b]	246,895
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. B	2.24	12/15/14	280,000		281,011
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	835,000	[b]	833,434
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. C	3.06	11/15/17	405,000		403,012
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. C	5.45	10/22/12	320,000		326,350
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	1,725,000		1,739,790
					9,465,006
Asset-Backed Ctfs./
Home Equity Loans—.9%
Bayview Financial Acquisition
Trust, Ser. 2005-B, Cl. 1A6	5.21	4/28/39	134,105	[d]	127,835
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2	0.58	10/25/35	408,322	[d]	388,957
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	354,568	[d]	358,088
Citicorp Residential Mortgage
Securities, Ser. 2007-2, Cl. A2	5.98	6/25/37	553,885	[d]	558,305
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.69	5/25/35	107,573	[d]	107,298
First Franklin
Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.66	3/25/35	254,410	[d]	248,287
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.71	7/25/35	96,088	[d]	95,762
JP Morgan
Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.31	10/25/36	149,576	[d]	145,206
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.39	1/25/36	63,712	[d]	63,080
Morgan Stanley ABS Capital I,
Ser. 2004-NC1, Cl. M2	2.59	12/27/33	202,199	[d]	173,813
					2,266,631

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Asset-Backed Ctfs./
Manufactured Housing—.4%
Vanderbilt Mortgage Finance,
Ser. 1999-A, Cl. 1A6	6.75	3/7/29	1,030,000	[d]	1,043,833
Automobiles—.3%
Lear,
Gtd. Bonds	7.88	3/15/18	445,000		478,375
Lear,
Gtd. Notes	8.13	3/15/20	235,000	[a]	256,738
					735,113
Banks—7.0%
American Express,
Sr. Unscd. Notes	7.25	5/20/14	1,090,000		1,242,701
Bank of America,
Sr. Unscd. Notes	5.63	7/1/20	1,205,000		1,230,735
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	1,570,000		1,934,187
Citigroup,
Sr. Unscd. Notes	5.38	8/9/20	495,000		515,271
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,655,000		1,763,235
Citigroup,
Unscd. Notes	8.50	5/22/19	650,000		808,198
Credit Suisse,
Sub. Notes	5.40	1/14/20	945,000		966,818
Discover Bank,
Sub. Notes	7.00	4/15/20	500,000		538,445
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	870,000	[a]	972,978
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	625,000	[d]	592,650
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	1,970,000		1,979,220
Morgan Stanley,
Sr. Unscd. Notes	5.50	1/26/20	650,000		656,376
Morgan Stanley,
Sr. Unscd. Notes	6.60	4/1/12	565,000	[c]	602,170
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	600,000		611,566

10

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Banks (continued)
Wells Fargo Capital XIII,
Gtd. Bonds	7.70	12/29/49	2,405,000	[d]	2,498,194
					16,912,744
Building & Construction—.3%
Masco,
Sr. Unscd. Bonds	7.13	3/15/20	620,000		649,694
Cable/Satellite TV—.3%
Comcast,
Gtd. Bonds	6.40	5/15/38	575,000		616,530
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	595,000		746,850
Coal—.2%
Consol Energy,
Gtd. Notes	8.00	4/1/17	320,000	[b]	342,400
Consol Energy,
Gtd. Notes	8.25	4/1/20	215,000	[b]	233,275
					575,675
Commercial & Professional
Services—1.1%
Aramark,
Gtd. Notes	8.50	2/1/15	712,000		747,600
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	1,090,000	[b]	1,211,727
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	600,000		646,500
					2,605,827
Commercial Mortgage
Pass-Through Ctfs.—10.6%
American Tower Trust,
Ser. 2007-1A, Cl. D	5.96	4/15/37	630,000	[b]	666,406
American Tower Trust,
Ser. 2007-1A, Cl. F	6.64	4/15/37	1,280,000	[b]	1,349,252
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	900,000		944,110
Banc of America Commercial
Mortgage, Ser. 2005-6, Cl. A4	5.20	9/10/47	1,055,000	[d]	1,134,419

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Banc of America Mortgage
Securities, Ser. 2005-2, Cl. 2A1	5.00	3/25/20	542,866		549,701
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A3	4.24	8/13/39	1,099,840	[c,d]	1,117,273
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR3, Cl. A4	4.72	2/11/41	635,000		670,491
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-T14, Cl. A4	5.20	1/12/41	1,235,000	[d]	1,321,958
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	1,015,000	[d]	1,084,823
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. B	5.24	7/10/46	535,000	[b,d]	523,395
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. C	5.78	7/10/46	350,000	[b,d]	345,584
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. D	5.92	7/10/46	430,000	[b,d]	395,328
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	0.45	5/15/23	897,919	[b,c,d]	882,299
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	75,527	[c]	75,481
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	955,148	[d]	1,000,920
CS First Boston Mortgage
Securities, Ser. 2004-7, Cl. 6A1	5.25	10/25/19	621,459		639,876
Extended Stay America Trust,
Ser. 2010-ESHA, Cl. B	4.22	11/5/27	1,765,000	[b]	1,737,806
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	90,458	[c]	90,420
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	675,000		714,225
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. B	0.52	3/6/20	2,965,000	[b,d]	2,775,783
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. E	0.71	3/6/20	1,120,000	[b,c,d]	1,028,045
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. K	1.32	3/6/20	650,000	[b,d]	567,163

12

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	47,480	[c]	47,514
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2010-CNTR, Cl. C	5.51	8/5/32	735,000	[b]	697,320
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. B	7.15	12/5/27	225,000	[b]	252,049
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.45	12/5/27	1,090,000	[b,d]	1,200,604
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	206,506	[c,d]	206,384
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.22	11/12/37	164,332	[c,d]	164,895
Morgan Stanley Capital I,
Ser. 2005-HQ7, Cl. A4	5.19	11/14/42	475,000	[d]	511,912
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.65	6/11/42	870,000	[d]	946,158
RBSCF Trust,
Ser. 2010-MB1, Cl. B	4.63	4/15/24	235,000	[b,d]	244,959
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.05	8/15/39	940,000	[d]	1,034,156
Vornado,
Ser. 2010-VN0, Cl. C	5.28	9/13/28	420,000	[b]	412,805
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	305,639		308,773
					25,642,287
Diversified Financial Services—4.2%
Ameriprise Financial,
Jr. Sub. Bonds	7.52	6/1/66	610,000	[d]	638,975
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	480,000		591,180
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	648,000		805,511
Ford Motor Credit,
Sr. Unscd. Notes	8.00	12/15/16	1,720,000		1,924,327

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Diversified Financial
Services (continued)
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	775,000	[b]	891,250
General Electric Capital,
Sr. Unscd. Notes	4.38	9/21/15	850,000	[a]	892,217
General Electric Capital,
Sr. Unscd. Notes	6.88	1/10/39	545,000		631,946
Harley-Davidson Funding,
Gtd. Notes	5.75	12/15/14	1,145,000	[b]	1,204,360
Hutchison Whampoa International,
Gtd. Notes	5.75	9/11/19	695,000	[b]	746,846
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	305,000	[b]	367,017
Invesco,
Gtd. Notes	5.38	2/27/13	595,000		629,696
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	810,000	[b]	901,526
					10,224,851
Electric Utilities—2.3%
AES,
Sr. Unscd. Notes	7.75	3/1/14	5,000		5,362
AES,
Sr. Unscd. Notes	7.75	10/15/15	1,220,000		1,308,450
AES,
Sr. Unscd. Notes	8.00	10/15/17	70,000		74,375
Consumers Energy,
First Mortgage Bonds, Ser. D	5.38	4/15/13	465,000		502,248
Exelon Generation,
Sr. Unscd. Notes	5.20	10/1/19	660,000		691,669
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	548,000		626,363
Nevada Power,
Mortgage Notes	6.50	8/1/18	775,000		896,201
NiSource Finance,
Gtd. Notes	5.25	9/15/17	760,000		799,496
Progress Energy,
Sr. Unscd. Notes	7.05	3/15/19	590,000		701,101
					5,605,265

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[e]		Value ($)
Environmental Control—.6%
Allied Waste North America,
Gtd. Notes, Ser. B		7.13	5/15/16	250,000		264,982
Republic Services,
Gtd. Notes		5.50	9/15/19	515,000		562,605
Waste Management,
Sr. Unscd. Notes		7.00	7/15/28	596,000		688,021
						1,515,608
Finance—.3%
Ford Motor Credit,
Sr. Unscd. Notes		6.63	8/15/17	600,000		631,438
Finance Companies—.3%
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	620,000		639,375
Food & Beverages—.9%
Anheuser-Busch InBev Worldwide,
Gtd. Notes		8.20	1/15/39	720,000	[b]	979,948
Kraft Foods,
Sr. Unscd. Notes		6.88	2/1/38	635,000		739,716
Stater Brothers Holdings,
Gtd. Notes		7.75	4/15/15	380,000		392,350
						2,112,014
Foreign/Governmental—2.9%
Banco Nacional de Desenvolvimento
Economico e Social, Notes		5.50	7/12/20	540,000	[b]	557,550
Province of Quebec Canada,
Unscd. Notes		4.60	5/26/15	585,000		642,786
Republic of Chile,
Sr. Unscd. Notes	CLP	5.50	8/5/20 674,000,000			1,472,696
Republic of Korea,
Sr. Unscd. Notes		7.13	4/16/19	360,000		430,109
Republic of Peru,
Sr. Unscd. Bonds		6.55	3/14/37	1,150,000		1,265,000
Republic of Peru,
Sr. Unscd. Notes	PEN	7.84	8/12/20	3,005,000	[b]	1,224,059
Russia Foreign Bond,
Sr. Unscd. Bonds		5.00	4/29/20	1,295,000	[a,b]	1,301,475
						6,893,675

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Lodging & Entertainment—.3%
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	575,000	[a]	636,813
Manufacturing—.2%
Bombardier,
Sr. Notes	7.75	3/15/20	355,000	[b]	384,288
Media—3.6%
CBS,
Gtd. Notes	5.90	10/15/40	190,000		183,650
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	575,000	[b]	643,161
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	560,000		618,100
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	430,000		488,050
DirecTV Holdings,
Gtd. Notes	5.88	10/1/19	220,000		239,518
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	80,000		80,592
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	610,000		677,088
Dish DBS,
Gtd. Notes	7.75	5/31/15	900,000		960,750
NBC Universal,
Sr. Unscd. Notes	5.15	4/30/20	635,000	[b]	659,472
News America,
Gtd. Notes	6.15	3/1/37	720,000		753,142
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	1,070,000		1,113,172
TCI Communications,
Sr. Unscd. Bonds	7.88	2/15/26	765,000		907,132
Time Warner,
Gtd. Notes	5.88	11/15/16	569,000		643,046
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	545,000		636,249
					8,603,122

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Mining—.7%
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	590,000		653,488
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	290,000		359,259
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	495,000		644,449
					1,657,196
Multi-Line Insurance—.1%
American International Group,
Sr. Unscd. Notes	3.65	1/15/14	185,000	[a]	188,427
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	75,000		78,836
					267,263
Multimedia—.5%
News America,
Gtd. Notes	6.90	8/15/39	545,000		626,074
Time Warner,
Gtd. Notes	6.10	7/15/40	220,000		231,651
Time Warner,
Gtd. Notes	6.20	3/15/40	370,000		394,698
					1,252,423
Office And Business Equipment—.3%
Xerox,
Sr. Unscd. Notes	5.50	5/15/12	235,000		248,292
Xerox,
Sr. Unscd. Notes	5.65	5/15/13	335,000		363,296
					611,588
Oil & Gas—2.3%
Anadarko Petroleum,
Sr. Unscd. Notes	6.38	9/15/17	985,000		1,074,438
Continental Resources,
Gtd. Notes	7.13	4/1/21	320,000	[b]	337,600
EQT,
Sr. Unscd. Notes	8.13	6/1/19	550,000		640,930

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Oil & Gas (continued)
Hess,
Sr. Unscd. Notes	5.60	2/15/41	310,000		308,860
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	125,000	[a]	155,487
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	610,000		623,721
Petro-Canada,
Sr. Unscd. Notes	6.80	5/15/38	680,000		777,162
Range Resouces,
Gtd. Notes	8.00	5/15/19	580,000		634,375
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	565,000		656,675
Valero Energy,
Sr. Unscd. Notes	6.13	2/1/20	500,000		531,960
					5,741,208
Paper & Paper Related—.3%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	157,000	[a,b]	163,673
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	485,000	[b]	549,869
					713,542
Pipelines—1.0%
El Paso,
Sr. Unscd. Bonds	6.50	9/15/20	405,000	[b]	409,781
El Paso,
Sr. Unscd. Notes	7.00	6/15/17	80,000		84,825
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.55	9/15/40	260,000		274,265
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	895,000		1,027,253
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	610,000		650,882
					2,447,006
Property & Casualty
Insurance—2.3%
AON,
Sr. Unscd. Notes	3.50	9/30/15	460,000		460,725
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	175,000		165,601

18

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Property & Casualty
Insurance (continued)
Cincinnati Financial,
Sr. Unscd. Debs	6.92	5/15/28	761,000		785,960
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	160,000		168,880
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	565,000		612,510
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	1,035,000		1,304,133
Prudential Financial,
Sr. Unscd. Notes	4.75	9/17/15	580,000		614,277
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	175,000		195,176
Willis North America,
Gtd. Notes	6.20	3/28/17	810,000		833,388
Willis North America,
Gtd. Notes	7.00	9/29/19	390,000		407,148
					5,547,798
Real Estate—2.9%
Boston Properties,
Sr. Unscd. Notes	5.63	4/15/15	645,000		705,968
CommonWealth REIT,
Sr. Unscd. Notes	0.90	3/16/11	541,000	[d]	540,718
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	110,000	[a]	119,544
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	510,000		601,814
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	245,000		268,807
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	375,000		403,747
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	380,000		403,414
Healthcare Realty Trust,
Sr. Unscd. Notes	8.13	5/1/11	575,000		587,977
Mack-Cali Realty,
Sr. Unscd. Notes	5.13	1/15/15	196,000		205,485
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	340,000		348,930

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
Real Estate (continued)
Regency Centers,
Gtd. Notes	5.25	8/1/15	187,000		195,325
Regency Centers,
Gtd. Notes	5.88	6/15/17	330,000		352,353
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	932,000		1,065,016
WEA Finance,
Gtd. Notes	7.13	4/15/18	895,000	[b]	1,031,076
WEA Finance,
Gtd. Notes	7.50	6/2/14	245,000	[b]	278,277
					7,108,451
Residential Mortgage
Pass-Through Ctfs.—.2%
Impac Secured Assets
CMN Owner Trust,
Ser. 2006-1, Cl. 2A1	0.61	5/25/36	524,206	[c,d]	453,845
Retail—1.4%
Autozone,
Sr. Unscd. Notes	5.75	1/15/15	560,000		616,747
CVS Pass-Through Trust,
Pass Thru Certificates	8.35	7/10/31	531,858	[b]	635,201
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	499,000		520,788
Inergy Finance,
Gtd. Notes	7.00	10/1/18	895,000	[b]	906,188
Staples,
Gtd. Notes	9.75	1/15/14	570,000		691,220
					3,370,144
State/Territory
General Obligations—1.3%
California,
GO (Build America Bonds)	7.30	10/1/39	610,000		614,941
California,
GO (Build America Bonds)
(Various Purpose)	7.55	4/1/39	655,000		679,982
Erie Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds, Ser. E	6.00	6/1/28	740,000		621,667
Illinois,
GO	4.42	1/1/15	675,000		678,456

20

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
State/Territory
General Obligations (continued)
New York City,
GO (Build America Bonds)	5.99	12/1/36	630,000		636,187
					3,231,233
Steel—.3%
Arcelormittal,
Sr. Unscd. Notes	5.25	8/5/20	675,000		668,563
Telecommunications—1.8%
AT&T,
Sr. Unscd. Notes	5.60	5/15/18	550,000		614,595
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	1,180,000	[b]	1,295,050
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	5.55	2/1/14	565,000		623,472
Sprint Capital,
Gtd. Notes	6.88	11/15/28	685,000		602,800
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	630,000		656,772
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	280,000		345,543
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	370,000	[b]	419,025
					4,557,257
U.S. Government Agencies/
Mortgage-Backed—29.7%
Federal Home Loan Mortgage Corp.:
5.00%, 1/1/40—9/1/40			3,625,999	[f]	3,847,774
5.50%, 1/1/34—9/1/40			1,353,036	[f]	1,450,256
7.00%, 11/1/31			127,594	[f]	145,518
Federal National Mortgage Association:
4.50%			4,950,000	[f,g]	5,082,259
5.00%			13,735,000	[f,g]	14,455,206
5.50%			20,860,000	[f,g]	22,365,444
6.00%			8,930,000	[f,g]	9,703,031
4.50%, 11/1/14			6,452	[f]	6,856
5.00%, 10/1/11—9/1/40			893,485	[f]	947,457
5.50%, 2/1/33—8/1/40			11,716,792	[f]	12,592,314
6.00%, 1/1/38			1,309,692	[f]	1,429,925
7.00%, 11/1/31—6/1/32			27,108	[f]	30,920
7.50%, 2/1/29—11/1/29			3,622	[f]	4,140

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[e]		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I:
6.00%, 1/15/32			1,682		1,858
6.50%, 7/15/32			3,360		3,815
8.00%, 5/15/26			2,046		2,415
					72,069,188
U.S. Government Securities—25.2%
U.S. Treasury Bonds;
4.63%, 2/15/40			3,245,000		3,399,644
U.S. Treasury Notes:
1.00%, 8/31/11			5,970,000	[c]	6,001,020
1.13%, 6/15/13			5,665,000	[c]	5,712,337
1.38%, 9/15/12			28,305,000	[c]	28,719,640
1.88%, 9/30/17			6,800,000		6,476,470
2.38%, 8/31/14			7,395,000		7,661,915
3.88%, 10/31/12			2,805,000	[c]	2,976,259
					60,947,285
Total Bonds and Notes
(cost $265,160,134)					272,291,218

			Face Amount
			Covered by
Options Purchased—.0%			Contracts ($)		Value ($)
Call Options:
Japanese Yen,
August 2011 @ $90			2,620,000	[h]	23,397
Japanese Yen,
August 2011 @ $90			2,640,000	[h]	23,575
Total Options
(cost $133,538)					46,972

			Principal
Short-Term Investments—3.8%			Amount ($)		Value ($)
U.S. Treasury Bills:
0.07%, 1/13/11			8,775,000	[c]	8,774,947
0.17%, 6/9/11			350,000	[c]	349,763
Total Short-Term Investments
(cost $9,124,532)					9,124,710

22

Other Investment—3.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,529,422)	8,529,422[i]	8,529,422

Investment of Cash Collateral
for Securities Loaned—1.4%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $3,318,329)	3,318,329[i]	3,318,329

Total Investments (cost $286,265,955)	121.3%	293,310,651
Liabilities, Less Cash and Receivables	(21.3%)	(51,577,629)
Net Assets	100.0%	241,733,022

a Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$3,189,089 and the market value of the collateral held by the fund was $3,318,329.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities had a market value of $36,188,719 or 15.0% of net assets.
c Held by broker as collateral for open financial futures and options positions.
d Variable rate security—interest rate subject to periodic change.
e Principal amount stated in U.S. Dollars unless otherwise noted:
CLP—Chilean Peso
PEN—Peruvian Nuevo Sol
f The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
g Purchased on a forward commitment basis.
h Non-income producing security.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

Value (%)			Value (%)
U.S. Government & Agencies	55.0	Foreign/Governmental	2.9
Corporate Bonds	37.3	State/Territory General Obligations	1.3
Asset/Mortgage-Backed	16.1	Options Purchased	.0
Short-Term/Money Market Investments	8.7		121.3

† Based on net assets.
See notes to financial statements.

The Fund	23

STATEMENT OF FINANCIAL FUTURES
December 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2010($)
Financial Futures Long
U.S. Treasury 30 Year Bonds	25	3,177,343	March 2011	(89,885)
Financial Futures Short
U.S. Treasury 5 Year Notes	67	(7,887,156)	March 2011	150,629
U.S. Treasury 10 Year Notes	70	(8,430,625)	March 2011	281,515
Gross Unrealized Appreciation				432,144
Gross Unrealized Depreciation				(89,885)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2010

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options:
U.S. Treasury 5 Year Notes
January 2011 @ 119.550	8,400,000	[a]	(5,906)
Put Options:
U.S. Treasury 5 Year Notes
January 2011 @ 119.550	8,400,000	[a]	(155,531)
10-Year USD LIBOR-BBA,
February 2011 @ 5.364	8,080,000	[a]	(158)
(premiums received $280,792)			(161,595)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,189,089)—Note 1(c):
Unaffiliated issuers	274,418,204	281,462,900
Affiliated issuers	11,847,751	11,847,751
Cash		1,481,813
Dividends and interest receivable		2,245,200
Receivable for shares of Beneficial Interest subscribed		392,898
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		57,049
Prepaid expenses		6,085
		297,493,696
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		98,603
Payable for investment securities purchased		52,005,896
Liability for securities on loan—Note 1(c)		3,318,329
Outstanding options written, at value (premiums received
$280,792)—See Statement of Options Written—Note 4		161,595
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		68,727
Payable for shares of Beneficial Interest redeemed		20,882
Payable for futures variation margin—Note 4		8,906
Accrued expenses		77,736
		55,760,674
Net Assets ($)		241,733,022
Composition of Net Assets ($):
Paid-in capital		253,123,935
Accumulated undistributed investment income—net		1,057,913
Accumulated net realized gain (loss) on investments		(19,944,556)
Accumulated net unrealized appreciation (depreciation) on investments
(including $342,259 net unrealized appreciation on financial futures)		7,495,730
Net Assets ($)		241,733,022
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		11,670,197
Net Asset Value, offering and redemption price per share ($)		20.71

See notes to financial statements.

The Fund	25

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Interest	10,733,569
Dividends	8,828
Income from securities lending—Note 1(c)	3,719
Total Income	10,746,116
Expenses:
Investment advisory fee—Note 3(a)	1,011,047
Custodian fees—Note 3(c)	67,367
Professional fees	61,992
Accounting and administration fees—Note 3(a)	60,000
Shareholder servicing costs—Note 3(c)	45,991
Administrative service fees—Note 3(b)	41,274
Registration fees	19,230
Trustees’ fees and expenses—Note 3(d)	12,249
Prospectus and shareholders’ reports	9,977
Loan commitment fees—Note 2	2,194
Interest expense—Note 2	191
Miscellaneous	47,490
Total Expenses	1,379,002
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(110,137)
Less—reduction in fees due to earnings credits—Note 3(c)	(3)
Net Expenses	1,268,862
Investment Income—Net	9,477,254
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,541,741
Net realized gain (loss) on options transactions	67,154
Net realized gain (loss) on financial futures	(306,318)
Net realized gain (loss) on forward foreign currency exchange contracts	1,128,155
Net Realized Gain (Loss)	9,430,732
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	2,608,278
Net unrealized appreciation (depreciation) on options transactions	(44,735)
Net unrealized appreciation (depreciation) on financial futures	393,128
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	12,907
Net Unrealized Appreciation (Depreciation)	2,969,578
Net Realized and Unrealized Gain (Loss) on Investments	12,400,310
Net Increase in Net Assets Resulting from Operations	21,877,564

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	9,477,254	11,519,045
Net realized gain (loss) on investments	9,430,732	(11,910,539)
Net unrealized appreciation
(depreciation) on investments	2,969,578	39,698,782
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,877,564	39,307,288
Dividends to Shareholders from ($):
Investment income—net	(10,023,757)	(11,179,541)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	50,296,437	42,041,649
Dividends reinvested	8,875,032	8,767,115
Cost of shares redeemed	(74,461,285)	(144,509,127)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(15,289,816)	(93,700,363)
Total Increase (Decrease) in Net Assets	(3,436,009)	(65,572,616)
Net Assets ($):
Beginning of Period	245,169,031	310,741,647
End of Period	241,733,022	245,169,031
Undistributed investment income—net	1,057,913	1,575,433
Capital Share Transactions (Shares):
Shares sold	2,434,833	2,231,266
Shares issued for dividends reinvested	430,086	470,198
Shares redeemed	(3,582,058)	(8,047,865)
Net Increase (Decrease) in Shares Outstanding	(717,139)	(5,346,401)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	19.79	17.52	19.31	19.61	19.66
Investment Operations:
Investment income—net[b]	.77	.85	.88	.96	.93
Net realized and unrealized
gain (loss) on investments	.99	2.29	(1.81)	(.26)	(.10)
Total from Investment Operations	1.76	3.14	(.93)	.70	.83
Distributions:
Dividends from investment income—net	(.84)	(.87)	(.86)	(1.00)	(.88)
Net asset value, end of period	20.71	19.79	17.52	19.31	19.61
Total Return (%)	8.99	18.32	(5.00)	3.64	4.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.54	.60	.52	.51[c]	.50[c]
Ratio of net expenses
to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income
to average net assets	3.74	4.62	4.72	4.93	4.75
Portfolio Turnover Rate[d]	328.76	361.73	443	430[e]	382[e]
Net Assets, end of period ($ x 1,000)	241,733	245,169	310,742	565,572	559,572

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Includes the fund’s share of the The Standish Mellon Fixed Income Portfolio’s (the Portfolio) allocated expenses.
d The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2010,
2009, 2008, 2007 and 2006 were 130.16%, 93.83%, 72%, 166% and 139%, respectively.
e On October 25, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securties and cash in exchange for its interests in the Portfolio. Effective
October 26, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year 2007. The amount shown for 2006 is the ratio for the Portfolio.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective is to achieve a high level of current income while preserving principal and maintaining liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers, (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options that are traded on an exchange are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and the asked price.

30

Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	12,775,470	—	12,775,470
Commercial
Mortgage-Backed	—	25,642,287	—	25,642,287
Corporate Bonds†	—	90,278,235	—	90,278,235
Foreign Government	—	6,893,675	—	6,893,675
Municipal Bonds	—	3,231,233	—	3,231,233
Mutual Funds	11,847,751	—	—	11,847,751
Residential
Mortgage-Backed	—	453,845	—	453,845
U.S. Government
Agencies/
Mortgage-Backed	—	72,069,188	—	72,069,188
U.S. Treasury	—	70,071,995	—	70,071,995
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	57,049	—	57,049
Futures††	432,144	—	—	432,144
Options Purchased	—	46,972	—	46,972
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(68,727)	—	(68,727)
Futures††	(89,885)	—	—	(89,885)
Options Written	(161,437)	(158)	—	(161,595)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

32

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010, The Bank of New York Mellon earned $2,003 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

34

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	12/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	5,473,984	226,503,065	223,447,627	8,529,422	3.5
Dreyfus
Institutional
Cash
Advantage
Fund	11,417,823	138,399,916	146,499,410	3,318,329	1.4
Total	16,891,807	364,902,981	369,947,037	11,847,751	4.9

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,087,086, accumulated capital losses $19,222,460 and unrealized appreciation $6,744,461.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, $4,789,075 of carryover expires in fiscal 2016 and $14,433,385 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $10,023,757 and $11,179,541, respectively.

36

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage-backed securities and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $28,983 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $7,400 with a related weighted average annualized interest rate of 2.58%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is based on the value of the fund’s average net assets and is computed at the following annual rates: .40% of the first $250 million; .35% of the next $250 million and .30% in excess of $500 million. The Manager had undertaken from January 1, 2010 through December 31, 2010 to reduce the investment advisory fee paid by the fund, to the extent that the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) do not exceed an annual rate of .50% of the value of the fund’s average daily net assets. This undertaking by the

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

Manager is voluntary and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $110,137 during the period ended December 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2010, the fund was charged $60,000 for administration and fund accounting services pursuant to the agreement.

(b) The fund pays administrative service fees. These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. During the period ended December 31, 2010, the fund was charged $41,274.The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $1,940 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

38

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $693 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $67,367 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $81,175, custodian fees $22,000, chief compliance officer fees $1,728 and transfer agency per account fees $300, which are offset against an expense reimbursement currently in effect in the amount of $6,600.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-end Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-end Funds and Dreyfus High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts and options transactions, during the period ended December 31, 2010, amounted to $924,628,498 and $932,857,685, respectively, of which $558,556,808 in purchases and $560,121,299 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-

40

related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1]	432,144	Interest rate risk[1,3]	(251,480)
Foreign exchange risk[2,4]	104,021	Foreign exchange risk[5]	(68,727)
Gross fair value of
derivatives contracts	536,165		(320,207)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities of Unaffiliated issuers.
3	Outstanding options written, at value.
4	Unrealized appreciation on forward foreign currency exchange contracts.
5	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[6]	Options[7]	Contracts[8]	Total
Interest rate	(306,318)	67,154	—	(239,164)
Foreign exchange	—	—	1,128,155	1,128,155
Total	(306,318)	67,154	1,128,155	888,991

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[9]	Options[10]	Contracts[11]	Total
Interest rate	393,128	41,831	—	434,959
Foreign exchange	—	(86,566)	12,907	(73,659)
Total	393,128	(44,735)	12,907	361,300

Statement of Operations location:

6	Net realized gain (loss) on financial futures.
7	Net realized gain (loss) on options transactions.
8	Net realized gain (loss) on forward foreign currency exchange contracts.
9	Net unrealized appreciation (depreciation) on financial futures.
[10] Net unrealized appreciation (depreciation) on options transactions.
[11] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-party credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a sub-

42

stitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($) Gain (Loss) ($)
Contracts outstanding
December 31, 2009	62,610,000	3,332,537
Contracts written	207,585,000	1,937,735
Contracts terminated;
Contracts closed	136,433,000	4,506,949	4,805,891	(298,942)
Contracts expired	108,882,000	482,531	—	482,531
Total contracts
terminated	245,315,000	4,989,480	4,805,891	183,589
Contracts outstanding
December 31, 2010	24,880,000	280,792

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited

44

to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 1/27/2011	1,530,000	2,388,926	2,384,907	(4,019)
Malaysian Ringgit,
Expiring 1/27/2011	3,010,000	963,560	974,207	10,647
Malaysian Ringgit,
Expiring 1/27/2011	4,340,000	1,407,263	1,404,670	(2,593)
Russian Ruble,
Expiring 1/27/2011	15,190,000	494,177	496,145	1,968
Russian Ruble,
Expiring 1/27/2011	57,150,000	1,871,316	1,866,668	(4,648)
Singapore Dollar,
Expiring 1/27/2011	3,075,000	2,351,736	2,396,170	44,434
Sales:		Proceeds ($)
Chilean Peso,
Expiring 1/27/2011	699,600,000	1,472,222	1,491,601	(19,379)
Euro,
Expiring 1/27/2011	3,820,000	5,066,374	5,104,462	(38,088)
Gross Unrealized
Appreciation				57,049
Gross Unrealized
Depreciation				(68,727)

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Interest rate futures contracts	22,322,749
Interest rate pptions contracts	1,597,118
Foreign currency options contracts	28,624
Forward contracts	11,628,152

At December 31, 2010, the cost of investments for federal income tax purposes was $286,692,424; accordingly, accumulated net unrealized appreciation on investments was $6,618,227, consisting of $8,923,407 gross unrealized appreciation and $2,305,180 gross unrealized depreciation.

The Fund	45

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2010, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Fixed Income Fund as of December 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

46

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 95.09% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	47

BOARD MEMBERS INFORMATION (Unaudited)

48

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund	49

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

50

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund	51

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

52

For More Information

Ticker Symbol: SDFIX

Telephone Call your Financial Representative or 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus/Standish
Global Fixed
Income Fund

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Financial Futures
21	Statement of Options Written
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
29	Notes to Financial Statements
51	Report of Independent Registered Public Accounting Firm
52	Important Tax Information
53	Board Members Information
55	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Global Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish Global Fixed Income Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, but most asset classes, including bonds, generally produced respectable returns for the year overall. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead. Consequently, returns were particularly strong in higher yielding fixed-income market sectors, including investment-grade and high yield corporate bonds. Although traditionally defensive U.S. government securities weathered pronounced weakness during the fourth quarter, they ended the year with modest gains, on average.

While unlikely, we are aware that short-term interest rates may rise later in 2011 from historically low levels if growth accelerates, and any new economic setbacks could spark heightened market volatility among corporate and mortgage-backed securities. Nonetheless, we continue to see value throughout many segments of the bond market, as a well-diversified bond portfolio can help temper volatility stemming from unexpected economic or market developments.With 2011 now upon us, have you taken the time to review your investment portfolio? If not, we suggest talking to your financial advisor, who can help you identify potential opportunities across the global markets and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by David Leduc, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus/Standish Global Fixed Income Fund’s Class A shares achieved a total return of 5.77%, Class C shares returned 5.01% and Class I shares returned 6.02%.1 In comparison, the Barclays Capital Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, achieved a total return of 4.61% for the same period.2

Despite period bouts of market volatility, global bonds generally gained value in a sluggish global economic recovery.The fund produced higher returns than its benchmark, primarily due to the success of our currency, duration management and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its assets in U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets. The fund’s investments may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stock and money market instruments.To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest rate forecasting.The portfolio managers look for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Bond Markets Advanced in a Slow-Growth Economy

Robust economic growth in the emerging markets helped support worldwide manufacturing activity, fueling improved confidence among businesses, consumers and investors in 2010. However, investor sentiment in the developed markets deteriorated during the spring due to a sovereign debt crisis in Europe, in which Greece and, later, Ireland found themselves unable to finance heavy debt loads. Stubbornly high U.S. unemployment and troubled housing markets also weighed on global economic prospects.

Fortunately, these concerns proved temporary, as rising corporate earnings, higher commodity prices and signs of stabilization in developed markets sparked market rallies later in the year. In addition, the U.S. dollar depreciated when the U.S. Federal Reserve Board announced a second round of quantitative easing, helping boost the value of foreign securities for U.S. residents.

Multiple Strategies Boosted Fund Performance

The fund achieved strong relative results from its security selection strategy in 2010. Except for a tactical investment in Spanish debt over the summer, the fund held no sovereign bonds from nations at the center of the sovereign debt crisis. Instead we preferred the sovereign debt of Germany, the Netherlands and Italy, which we regarded as attractively valued. In addition, the fund benefited from an emphasis on emerging-markets bonds denominated in local currencies, particularly those in Mexico and a variety of Asian nations. However, underweighted exposure to mortgage-backed securities limited participation in one of the market’s stronger segments.

Our currency strategy also worked well, as an overweighted position in the U.S. dollar and underweighted exposure to the euro helped cushion the effects of a weakening euro when concerns intensified regarding the European sovereign debt crisis. By the end of the summer, we had shifted to an underweighted position in the U.S. dollar and overweighted exposure to the currencies of certain emerging markets. These positions bolstered the fund’s performance when the U.S. dollar depreciated later in the year.

Our focus on bonds in the five- to 10-year maturity range and a corresponding de-emphasis on two-year maturities added value. We maintained a relatively long duration in the emerging markets and a shorter-than-average duration in developed markets, enabling the fund to capture more fully the benefits of declining long-term interest rates in the emerging markets at the time. However, the same position

4

dampened relative performance to a degree when bond yields generally climbed in the fourth quarter.

Finding Opportunities in a Stronger Global Economy

We expect the global economic recovery to persist, with robust expansion in emerging markets and more moderate growth in developed markets. Although central banks appear to be “on hold” for now, an acceleration of economic growth could lead to higher short-term interest rates. Therefore, in our judgment, the bulk of bond yield declines are probably behind us. Nonetheless, we have continued to find opportunities in higher yielding market sectors, particularly in the United Kingdom and Europe. In addition, we expect additional devaluation of the U.S. dollar, especially against Asian emerging-markets currencies, and we have maintained the fund’s overweighted exposure to emerging-markets currencies and rates.

January 18, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital Global Aggregate (Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate
Indices.The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment-grade 144A securities. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus/Standish Global Fixed Income
Fund Class I shares and the Barclays Capital Global Aggregate Index (Hedged)

† Source: Barclays Capital Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Global Fixed Income
Fund on 12/31/00 to a $10,000 investment made in the Barclays Capital Global Aggregate Index (Hedged) (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index provides a broad-based measure of the global investment-grade fixed income markets.The three major components of this index are the U.S.Aggregate, the Pan-European Aggregate, and the
Asian-Pacific Aggregate Indices.The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 12/31/10

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/2/09	1.00%	6.58%††	5.93%††
without sales charge	12/2/09	5.77%	7.56%††	6.42%††
Class C shares
with applicable redemption charge †	12/2/09	4.01%	7.39%††	6.33%††
without redemption	12/2/09	5.01%	7.39%††	6.33%††
Class I shares	1/1/94	6.02%	7.61%	6.44%
Barclays Capital Global
Aggregate Index (Hedged)		4.61%	4.85%	5.21%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 12/2/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish Global Fixed Income Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.57	$8.36	$3.30
Ending value (after expenses)	$1,014.00	$1,010.40	$1,015,00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.58	$8.39	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C and .65%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
December 31, 2010

		Coupon	Maturity	Principal
Bonds and Notes—97.7%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—.6%
Queensland Treasury,
Gov’t. Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	800,000		827,567
Brazil—1.0%
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/12	2,200,000		1,301,829
Canada—4.0%
Bombardier,
Sr. Notes		7.75	3/15/20	335,000	[b,c]	362,637
Canadian Government,
Bonds	CAD	4.00	6/1/16	2,700,000		2,916,641
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	275,000		434,048
Canadian National Railway,
Sr. Unscd. Notes		5.55	3/1/19	225,000		254,773
Nexen,
Sr. Unscd. Notes		7.50	7/30/39	325,000		354,527
Teck Resources,
Sr. Scd. Notes		10.75	5/15/19	550,000		716,055
Trans-Canada Pipelines,
Sr. Unscd. Notes		7.63	1/15/39	145,000		188,121
						5,226,802
Cayman Islands—.8%
Petrobras International Finance,
Gtd. Notes		5.75	1/20/20	455,000		474,368
Vale Overseas,
Gtd. Notes		4.63	9/15/20	600,000		597,050
						1,071,418
Chile—.5%
Republic of Chile,
Sr. Unscd. Notes	CLP	5.50	8/5/20	273,000,000		596,507
Colombia—2.0%
Colombia Government,
Bonds, Ser. B	COP	11.00	5/18/11	4,811,089,762		2,578,944
Egypt—.8%
Egypt Treasury,
Bills, Ser. 182	EGP	0.00	2/15/11	6,200,000	[d]	1,057,343

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
France—.5%
Crown Euro Holdings,
Sr. Notes	EUR	7.13	8/15/18	145,000	[c]	202,969
PPR,
Sr. Unscd. Notes	EUR	8.63	4/3/14	120,000		188,339
Veolia Environnement,
Sr. Unscd. Notes	EUR	6.75	4/24/19	150,000		239,193
						630,501
Germany—16.7%
Bundesrepublik Deutschland,
Bonds, Ser. 01	EUR	5.00	7/4/11	7,645,000		10,442,429
Bundesrepublik Deutschland,
Bonds	EUR	3.00	7/4/20	3,695,000		4,964,576
Bundesrepublik Deutschland,
Bonds, Ser. 03	EUR	4.25	1/4/14	3,050,000		4,439,074
Bundesrepulbik Deutschland,
Bonds, Ser. 07	EUR	4.25	7/4/17	105,000		155,859
Eurohypo,
Bonds, Ser. 2212	EUR	4.50	1/21/13	370,000	[c]	521,777
Heidelbergcement Finance,
Gtd. Notes	EUR	8.50	10/31/19	770,000		1,133,109
KFW,
Gov’t. Gtd. Notes		3.50	3/10/14	125,000		133,096
						21,789,920
Italy—9.8%
Finmeccanica,
Gtd. Notes	EUR	4.88	3/24/25	80,000		101,005
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	3.75	8/1/15	7,545,000		10,102,837
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	5.00	9/1/40	620,000		780,315
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	5.25	8/1/11	1,300,000		1,768,044
						12,752,201
Japan—10.8%
Development Bank of Japan,
Gov’t. Gtd. Notes	JPY	1.05	6/20/23	27,000,000		318,827

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Japan (continued)
Japan Government,
Sr. Unscd. Bonds, Ser. 288	JPY	1.70	9/20/17	638,950,000		8,411,971
Japan Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	321,850,000		3,803,396
Japan Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	130,000,000		1,585,739
						14,119,933
Luxembourg—1.9%
Arcelormittal
Sr. Unscd. Notes	EUR	4.63	11/17/17	445,000		596,204
Arcelormittal,
Sr. Unscd. Notes		3.75	8/5/15	400,000		403,752
Enel Finance International,
Gtd. Notes		5.70	1/15/13	295,000	[c]	313,128
Enel Finance International,
Gtd. Notes		5.13	10/7/19	225,000	[c]	223,370
Holcim US Finance,
Gtd. Notes		6.00	12/30/19	540,000	[c]	561,732
Telecom Italia Capital,
Gtd. Notes		7.18	6/18/19	325,000		348,282
						2,446,468
Mexico—1.2%
America Movil Sab de CV,
Gtd. Notes		5.00	3/30/20	235,000		245,445
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.00	12/20/12	14,750,000		1,281,399
						1,526,844
Netherlands—2.3%
BMW Finance,
Gtd. Notes	EUR	3.88	1/18/17	140,000		193,605
Diageo Capital,
Gtd. Notes	EUR	5.50	7/1/13	195,000		281,580
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	100,000		143,673
Kazakhstan Temir Zholy,
Gtd. Notes		6.38	10/6/20	200,000	[c]	209,760
Netherlands Government,
Bonds	EUR	4.00	7/15/18	825,000		1,190,057

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Netherlands (continued)
Netherlands Government,
Bonds	EUR	4.00	1/15/37	440,000		632,599
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	100,000		160,463
Storm,
Ser. 2005, Cl. A	EUR	1.18	5/26/47	129,582	[e]	170,959
						2,982,696
Norway—.7%
DNB NOR Boligkreditt,
Scd. Bonds		2.10	10/14/15	795,000	[c]	757,059
Yara International ASA,
Sr. Unscd. Notes		7.88	6/11/19	150,000	[c]	179,052
						936,111
Peru—2.3%
Republic of Peru,
Sr. Unscd. Notes	PEN	7.84	8/12/20	7,510,000	[c]	3,059,129
Philippines—.1%
Republic of Philippines,
Sr. Unscd. Notes	PHP	4.95	1/15/21	8,000,000		193,014
Poland—.6%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	2,205,000		755,368
South Korea—.1%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	110,000		156,069
Spain—1.1%
BBVA Senior Finance,
Bank Gtd. Notes	EUR	3.88	8/6/15	400,000		511,612
Santander International,
Bank Gtd. Notes	EUR	3.50	3/10/15	400,000		512,535
Telefonica Emisiones,
Gtd. Notes	EUR	5.43	2/3/14	300,000		427,500
						1,451,647
Sweden—.5%
Swedish Government,
Bonds, Ser. 1052	SEK	4.25	3/12/19	4,270,000		683,162

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]	Value ($)
United Kingdom—8.9%
Barclays Bank,
Sub. Notes		5.14	10/14/20	615,000	554,375
BAT International Finance,
Gtd. Notes	GBP	6.38	12/12/19	190,000	332,292
FCE Bank,
Sr. Unscd. Notes	EUR	7.13	1/16/12	450,000	619,379
Holmes Master Issuer,
Ser. 2007-2A, Cl. 3A1		0.37	7/15/21	545,000	541,338
Lloyds TSB Bank,
Sr. Unscd. Notes	EUR	6.38	6/17/16	355,000	510,893
National Grid,
Sr. Unscd. Notes		6.30	8/1/16	75,000	85,725
Nationwide Building Society,
Covered Notes	EUR	2.88	9/14/15	380,000	498,179
Reed Elsevier Investment,
Gtd. Notes	GBP	7.00	12/11/17	100,000	180,374
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/15	280,000	368,005
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	900,000	896,427
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	205,000	286,182
United Kingdom Gilt,
Bonds	GBP	4.25	3/7/36	1,065,000	1,673,342
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	2,975,000	4,693,376
United Kingdom Gilt,
Bonds	GBP	5.00	3/7/12	205,000	335,617
					11,575,504
United States—30.5%
AES,
Sr. Unscd. Notes		7.75	10/15/15	115,000	123,338
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	260,000	261,695
American International Group,
Sr. Unscd. Notes	EUR	5.00	6/26/17	400,000	505,180

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Anadarko Petroleum,
Unscd. Notes		6.20	3/15/40	190,000		186,090
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	450,000		490,860
Anheuser-Busch InBev Worldwide,
Gtd. Notes		8.20	1/15/39	215,000	[c]	292,623
Aramark,
Gtd. Notes		8.50	2/1/15	425,000		446,250
Arkle Master Issuer,
Ser. 2006-2A, Cl. 3A1		0.37	2/17/52	600,000	[c,e]	599,131
Arkle Master Issuer,
Ser. 2010-2A, Cl. 1A1		1.68	5/17/60	650,000	[c,e]	650,042
Arran Residential Mortgages Funding,
Ser. 2006-1A, Cl. A2B		0.36	4/12/56	872,602	[c,e]	867,662
Autozone,
Sr. Unscd. Notes		4.00	11/15/20	425,000		402,204
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	170,000		187,227
Bank of America,
Sr. Unscd. Notes		4.90	5/1/13	225,000		234,716
Bank of America,
Sr. Unscd. Notes		5.63	7/1/20	725,000		740,484
Bank of America,
Unscd. Notes		6.50	8/1/16	220,000		239,001
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T26, Cl. A4		5.47	1/12/45	150,000	[e]	160,319
Bear Stearns Commercial
Mortgage Securities,
Ser. 2006-T22, Cl. A4		5.51	4/12/38	205,000	[e]	223,063
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T28, Cl. A4		5.74	9/11/42	710,000	[e]	769,759
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	200,000		291,277
Cargill,
Sr. Unscd. Notes	EUR	4.38	4/29/13	200,000		281,331
Caterpillar Financial Services,
Notes		1.55	12/20/13	450,000	[b]	450,750

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Chesapeake Energy,
Gtd. Bonds	EUR	6.25	1/15/17	410,000		554,050
Chrysler Financial
Auto Securitization,
Ser. 2010-A, Cl. D		3.52	8/8/16	450,000		448,777
Citigroup Commercial
Mortgage Trust,
Ser. 2007-C6, Cl. A4		5.70	12/10/49	255,000	[e]	272,989
Citigroup,
Sr. Unscd. Notes		5.38	8/9/20	900,000		936,857
Commercial Mortgage
Pass-Through Certificates,
Ser. 2010-C1, Cl. B		5.24	7/10/46	625,000	[c,e]	611,443
Commercial Mortgage
Pass-Through Certificates,
Ser. 2010-C1, Cl. C		5.78	7/10/46	500,000	[c,e]	493,691
Consol Energy,
Gtd. Notes		8.00	4/1/17	70,000	[c]	74,900
Consumers Energy,
First Mortgage Bonds, Ser. D		5.38	4/15/13	140,000		151,215
Consumers Energy,
First Mortgage Bonds, Ser. P		5.50	8/15/16	45,000		50,630
CVS Pass-Through Trust,
Gtd. Notes		5.77	1/10/33	425,000	[c]	422,774
CVS Pass-Through Trust,
Pass Thru Certificates		6.04	12/10/28	360,339		370,582
Denbury Resources,
Gtd. Notes		7.50	12/15/15	65,000		67,600
Dow Chemical,
Sr. Unscd. Notes		8.55	5/15/19	510,000		640,157
El Paso,
Sr. Unscd. Notes		7.00	6/15/17	335,000		355,206
Energy Transfer Partners,
Sr. Unscd. Notes		8.50	4/15/14	175,000		203,334
Enterprise Products Operations,
Gtd. Notes		6.13	10/15/39	325,000		339,428
EQT,
Sr. Unscd. Notes		8.13	6/1/19	135,000		157,319

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Federal Home Loan		5.00	5/1/40—	2,511,030	[f]	2,653,903
Mortgage Corp.			6/1/40
Federal National		5.00	2/1/40—	1,595,003	[f]	1,690,585
Mortgage Association			6/1/40
Federal National		5.50	11/1/39—	1,547,422	[f]	1,665,299
Mortgage Association			5/1/40
Fosse Master Issuer,
Ser. 2006-1A, Cl. A2		0.35	10/18/54	33,965	[c,e]	33,926
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	279,000		309,022
Frontier Communications,
Sr. Unscd. Notes		8.25	4/15/17	597,000		658,192
Georgia-Pacific,
Gtd. Notes		7.00	1/15/15	60,000	[b,c]	62,550
Georgia-Pacific,
Gtd. Notes		7.13	1/15/17	206,000	[c]	220,420
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	50,485		50,975
Goldman Sachs Group,
Sr. Notes		6.00	6/15/20	850,000		920,233
Goodyear Tire & Rubber,
Sr. Unscd. Notes		10.50	5/15/16	310,000		354,950
Gracechurch Mortgage Financing,
Ser. 2007-1A, Cl. 3A1		0.36	11/20/56	601,498	[c,e]	592,291
Holmes Master Issuer,
Ser. 2010-1A, Cl. A2		1.67	10/15/54	600,000	[c,e]	599,605
Iron Mountain,
Sr. Sub. Notes		8.38	8/15/21	295,000		317,863
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. ASB		5.51	12/12/44	251,115	[e]	262,173
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. A2		5.63	12/5/27	680,000	[c]	730,555
JPMorgan Chase & Co.,
Sr. Unscd. Notes		4.75	5/1/13	225,000		241,026
JPMorgan Chase & Co.,
Sr. Unscd. Notes	EUR	5.25	5/8/13	150,000		213,044

16

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
JPMorgan Chase and Co.,
Sr. Unscd. Notes		4.25	10/15/20	800,000		782,865
Kinder Morgan Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	165,000		189,382
Kraft Foods,
Sr. Unscd. Notes	EUR	6.25	3/20/15	150,000		226,287
Lamar Media,
Gtd. Notes		6.63	8/15/15	331,000		340,930
Lear,
Gtd. Notes		8.13	3/15/20	325,000		355,063
Levi Strauss,
Sr. Unscd. Notes	EUR	7.75	5/15/18	385,000		526,055
Masco,
Sr. Unscd. Bonds		7.13	3/15/20	430,000		450,594
Meccanica Holdings USA,
Gtd. Notes		7.38	7/15/39	125,000	[c]	130,339
Merck & Co.,
Gtd. Notes	EUR	5.38	10/1/14	140,000		206,004
Merrill Lynch
Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	7/12/38	84,474		86,087
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4		5.91	6/12/46	155,000	[e]	169,824
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/24/20	625,000		632,586
Morgan Stanley,
Sr. Unscd. Notes, Ser. G	EUR	5.50	10/2/17	400,000		543,882
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4		5.65	6/11/42	35,000	[e]	38,064
NBC Universal,
Sr. Unscd. Notes		5.15	4/30/20	385,000	[c]	399,838
NBC Universal,
Sr. Unscd. Notes		6.40	4/30/40	245,000	[c]	261,069
Newfield Exploration,
Sr. Sub. Notes		6.88	2/1/20	370,000		391,275
News America,
Gtd. Notes		6.90	3/1/19	155,000		186,001

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Pemex Project Funding Master Trust,
Gtd. Bonds	6.63	6/15/35	610,000		623,721
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	620,000	[b]	686,650
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	125,000		141,143
Philip Morris International,
Sr. Unscd. Notes	4.50	3/26/20	100,000		103,468
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	135,000		155,676
Plains All American Pipeline,
Gtd. Notes	4.25	9/1/12	300,000		312,964
Plains All American Pipeline,
Gtd. Notes	8.75	5/1/19	65,000		80,789
PNC Funding,
Bank Gtd. Notes	3.63	2/8/15	465,000		481,244
Prudential Financial,
Sr. Unscd Notes	4.50	11/15/20	650,000		636,918
Range Resources,
Gtd. Notes	6.75	8/1/20	165,000		170,981
Range Resources,
Gtd. Notes	7.50	10/1/17	140,000		148,225
Reed Elsevier Capital,
Gtd. Notes	8.63	1/15/19	110,000		140,066
Regency Centers,
Gtd. Notes	4.80	4/15/21	355,000		339,239
Simon Property Group.
Sr. Unscd. Notes	4.38	3/1/21	550,000		544,632
U.S. Treasury,
Bonds	3.88	8/15/40	460,000		423,775
Verizon Communications,
Sr. Unscd. Notes	6.10	4/15/18	245,000		278,716
Vornado,
Ser. 2010-VN0, Cl. A2FX	4.00	9/13/28	855,000	[c]	830,765
Vornado,
Ser. 2010-VN0, Cl. B	4.74	9/13/28	130,000	[c]	126,730
Vornado,
Ser. 2010-VN0, Cl. C	5.28	9/13/28	220,000	[c]	216,231
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2	4.38	10/15/41	65,665		66,338

18

			Coupon	Maturity	Principal
	Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
	United States (continued)
	WEA Finance,
	Gtd. Notes		6.75	9/2/19	275,000 [c]		306,866
	Wells Fargo & Co.,
	Sr. Notes		3.63	4/15/15	235,000 [b]		243,922
	Wells Fargo & Co.,
	Sr. Unscd. Notes		4.38	1/31/13	225,000		238,225
	WM Covered Bond Program,
	Covered Notes	EUR	4.00	9/27/16	235,000		319,808
	Wrigley WM JR,
	Sr. Scd. Notes		3.70	6/30/14	380,000 [c]		391,741
							40,055,544
	Total Bonds and Notes
	(cost $125,065,285)						127,774,521

Short	-Term Investments—.5%
	U.S. Treasury Bills
	0.17%, 6/9/11
	(cost $609,543)				610,000	[g]	609,588

					Face Amount
					Covered by
	Options Purchased—.1%				Contracts ($)		Value ($)
	Call Options
	10-Year USD LIBOR-BBA,
	February 2011 @ 3.63				3,000,000	[h]	75,136
	Japanese Yen,
	March 2011 @ 85				3,920,000	[h]	19,443
	Japanese Yen,
	August 2011 @ 90				1,067,000	[h]	9,528
	Japanese Yen,
	August 2011 @ 90				1,100,000	[h]	10,597
	Total Options
	(cost $175,257)						114,704

	Other Investment—2.8%				Shares		Value ($)
	Registered Investment Company;
	Dreyfus Institutional Preferred
	Plus Money Market Fund
	(cost $3,691,799)				3,691,799	[i]	3,691,799

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,383,790)	1,383,790[i]	1,383,790
Total Investments (cost $130,925,674)	102.2%	133,574,402
Liabilities, Less Cash and Receivables	(2.2%)	(2,812,579)
Net Assets	100.0%	130,761,823

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
COP—Columbian Peso
EGP—Egyptian Pound
EUR—Euro
GBP—British Pound
JPY—JapaneseYen
MXN—Mexican New Peso
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
PLN— Polish Zloty
SEK—Swedish Krona
b Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$1,329,401 and the market value of the collateral held by the fund was $1,383,790.
c Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities had a market value of $15,305,805 or 11.7% of net assets.
d Security issued with a zero coupon. Income is recognized through the accretion of discount.
e Variable rate security—interest rate subject to periodic change.
f The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
g Held by broker as collateral for open financial futures positions.
h Non-income producing security.
i Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
Foreign/Governmental	54.4	Short-Term/Money Market Investments	4.4
Corporate Bonds	30.9	U.S. Treasury	0.3
Asset/Commercial Mortgage-Backed	7.5	Options Purchased	0.1
U.S. Government Agencies	4.6		102.2

† Based on net assets.
See notes to financial statements.

20

STATEMENT OF FINANCIAL FUTURES
December 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 12/31/2010($)
Financial Futures Long
Australian 10 Year Bonds	37	3,909,308	March 2011	26,233
U.S. Treasury 2 Year Notes	58	12,696,563	March 2011	12,584
U.S. Treasury 5 Year Notes	78	9,182,063	March 2011	(39,141)
Financial Futures Short
Australian 3 Year Bonds	101	(10,528,418)	March 2011	(1,742)
U.S. Treasury 10 Year Notes	107	(12,886,813)	March 2011	46,677
Gross Unrealized Appreciation				85,494
Gross Unrealized Depreciation				(40,883)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2010

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.36
(premiums received $45,000)	3,000,000	[a]	(59)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,329,401)—Note 1(c):
Unaffiliated issuers		125,850,085	128,498,813
Affiliated issuers		5,075,589	5,075,589
Cash denominated in foreign currencies		140,994	142,565
Dividends and interest receivable			2,123,423
Receivable for shares of Beneficial Interest subscribed			204,016
Receivable for investment securities sold			148,818
Unrealized appreciation on forward foreign currency exchange contracts—Note 4			112,772
Unrealized appreciation on swap contracts—Note 4			88,590
Prepaid expenses			20,602
			136,415,188
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			85,039
Cash overdraft due to Custodian			1,183,295
Payable for shares of Beneficial Interest redeemed			1,732,396
Liability for securities on loan—Note 1(c)			1,383,790
Unrealized depreciation on forward foreign currency exchange contracts—Note 4			885,032
Payable for investment securities purchased			187,079
Unrealized depreciation on swap contracts—Note 4			132,502
Payable for futures variation margin—Note 4			2,411
Outstanding options written, at value (premiums received
$45,000)—See Statement of Options Written—Note 4			59
Accrued expenses			61,762
			5,653,365
Net Assets ($)			130,761,823
Composition of Net Assets ($):
Paid-in capital			129,482,508
Accumulated distributions in excess of investment income—net			(554,103)
Accumulated net realized gain (loss) on investments			(100,565)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $44,611 net unrealized appreciation on financial futures)			1,933,983
Net Assets ($)			130,761,823

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	29,900,142	5,180,674	95,681,007
Shares Outstanding	1,434,702	249,139	4,586,134
Net Asset Value Per Share ($)	20.84	20.79	20.86

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Interest	4,131,296
Dividends;
Affiliated issuers	6,366
Income from securities lending—Note 1(c)	963
Total Income	4,138,625
Expenses:
Investment advisory fee—Note 3(a)	402,750
Shareholder servicing costs—Note 3(d)	73,431
Professional fees	72,502
Accounting and administration fees—Note 3(a)	72,000
Custodian fees—Note 3(d)	68,642
Registration fees	56,485
Prospectus and shareholders’ reports	19,262
Distribution fees—Note 3(c)	10,217
Administrative service fees—Note 3(b)	8,634
Trustees’ fees and expenses—Note 3(e)	7,132
Loan commitment fees—Note 2	592
Interest expense—Note 2	101
Miscellaneous	37,799
Total Expenses	829,547
Less—reduction in investment advisory fee due to undertaking—Note 3(a)	(137,875)
Less—reduction in fees due to earnings credits—Note 3(d)	(7)
Net Expenses	691,665
Investment Income—Net	3,446,960
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,569,814
Net realized gain (loss) on options transactions	17,889
Net realized gain (loss) on financial futures	159,220
Net realized gain (loss) on swap transactions	(152,344)
Net realized gain (loss) on forward foreign currency exchange contracts	1,296,963
Net Realized Gain (Loss)	4,891,542
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(1,966,191)
Net unrealized appreciation (depreciation) on options transactions	(25,495)
Net unrealized appreciation (depreciation) on financial futures	(287,908)
Net unrealized appreciation (depreciation) on swap transactions	(156,473)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,288,560)
Net Unrealized Appreciation (Depreciation)	(3,724,627)
Net Realized and Unrealized Gain (Loss) on Investments	1,166,915
Net Increase in Net Assets Resulting from Operations	4,613,875

See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	3,446,960	2,617,912
Net realized gain (loss) on investments	4,891,542	(751,113)
Net unrealized appreciation
(depreciation) on investments	(3,724,627)	6,469,557
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,613,875	8,336,356
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(957,250)	(94)
Class C Shares	(149,989)	(88)
Class I Shares	(4,781,480)	(1,670,497)
Total Dividends	(5,888,719)	(1,670,679)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	32,628,652	10,000
Class C Shares	5,376,167	10,000
Class I Shares	54,692,976	27,004,753
Dividends reinvested:
Class A Shares	948,045	—
Class C Shares	148,159	—
Class I Shares	4,383,251	1,513,437
Cost of shares redeemed:
Class A Shares	(2,686,498)	—
Class C Shares	(173,066)	—
Class I Shares	(36,210,753)	(5,683,103)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	59,106,933	22,855,087
Total Increase (Decrease) in Net Assets	57,832,089	29,520,764
Net Assets ($):
Beginning of Period	72,929,734	43,408,970
End of Period	130,761,823	72,929,734
Undistributed (distributions in excess of)
investment income—net	(554,103)	355,787

24

	Year Ended December 31,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	1,512,906	478
Shares issued for dividends reinvested	45,424	—
Shares redeemed	(124,106)	—
Net Increase (Decrease) in Shares Outstanding	1,434,224	478
Class C
Shares sold	249,611	478
Shares issued for dividends reinvested	7,122	—
Shares redeemed	(8,072)	—
Net Increase (Decrease) in Shares Outstanding	248,661	478
Class I
Shares sold	2,548,923	1,382,640
Shares issued for dividends reinvested	208,835	78,752
Shares redeemed	(1,689,639)	(286,414)
Net Increase (Decrease) in Shares Outstanding	1,068,119	1,174,978

a The fund commenced offering three classes of shares. Effective September 1, 2009, the existing shares were redesignated Class I and effective December 2, 2009, the fund added Class A and Class C shares.

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	20.73	20.92
Investment Operations:
Investment income—net[b]	.59	.08
Net realized and unrealized
gain (loss) on investments	.60	(.07)
Total from Investment Operations	1.19	.01
Distributions:
Dividends from investment income—net	(1.08)	(.20)
Net asset value, end of period	20.84	20.73
Total Return (%)[c]	5.77	.03[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08	.98[e]
Ratio of net expenses to average net assets	.90	.90[e]
Ratio of net investment income to average net assets	2.86	4.40[e]
Portfolio Turnover Rate[f]	210.75	131.97
Net Assets, end of period ($ x 1,000)	29,900	10

a From December 2, 2009 (commencement of initial offering of this class) to December 31, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2010 and
2009 were 206.04% and 111.36%, respectively.

See notes to financial statements.

26

	Year Ended December 31,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	20.73	20.92
Investment Operations:
Investment income—net[b]	.42	.06
Net realized and unrealized
gain (loss) on investments	.60	(.07)
Total from Investment Operations	1.02	(.01)
Distributions:
Dividends from investment income—net	(.96)	(.18)
Net asset value, end of period	20.79	20.73
Total Return (%)[c]	5.01	(.03)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.87	1.73[e]
Ratio of net expenses to average net assets	1.65	1.65[e]
Ratio of net investment income to average net assets	2.12	3.65[e]
Portfolio Turnover Rate[f]	210.75	131.97
Net Assets, end of period ($ x 1,000)	5,181	10

a From December 2, 2009 (commencement of initial offering of this class) to December 31, 2009.
b Based on average shares outstanding at each month end.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
f The portfolio turnover rates excluding mortgage dollar transactions for the periods ended December 31, 2010 and
2009 were 206.04% and 111.36%, respectively.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended December 31,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	20.72	18.53	18.73	18.60	18.28
Investment Operations:
Investment income—net[b]	.75	.91	.86	.85	.70
Net realized and unrealized
gain (loss) on investments	.49	1.90	.53	(.06)[c]	.22
Total from Investment Operations	1.24	2.81	1.39	.79	.92
Distributions:
Dividends from investment income—net	(1.10)	(.62)	(1.59)	(.66)	(.60)
Net asset value, end of period	20.86	20.72	18.53	18.73	18.60
Total Return (%)	6.02	15.48	7.50	4.30	5.09
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.78	.92	1.02	.91	.81
Ratio of net expenses
to average net assets	.65	.65	.65	.65[d]	.65[d]
Ratio of net investment income
to average net assets	3.50	4.62	4.52	4.54	3.79
Portfolio Turnover Rate[e]	210.75	131.97	190	274[f]	152[f]
Net Assets, end of period ($ x 1,000)	95,681	72,910	43,409	40,833	41,660

a The fund commenced offering three classes of shares on December 2, 2009. Effective September 1, 2009, the existing shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund of $.01 for the year ended December 31, 2007.
d Includes the fund’s share of The Standish Mellon Global Fixed Income Portfolio’s (the “Portfolio”) allocated expenses.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2010,
2009, 2008 , 2007 and 2006 were 206.04%, 111.36%, 116%, 128% and 122%, respectively.
f On October 25, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securties and cash in exchange for its interest in the Portfolio. Effective
October 26, 2007, the fund began investing directly in the securities in which the Portfolio had invested.
Portfolio turnover represents activity of both the fund and the Portfolio for 2007. The amount shown for
2006 is the ratio for the Portfolio.

See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish Global Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective seeks to maximize total return while realizing a market level of income, consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sale charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered

30

when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board ofTrustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	710,472	—	710,472
Commercial
Mortgage-Backed	—	5,109,006	—	5,109,006
Corporate Bonds†	—	40,350,422	—	40,350,422
Foreign Government	—	71,116,105	—	71,116,105
Mutual Funds	5,075,589	—	—	5,075,589
Residential
Mortgage-Backed	—	4,054,954	—	4,054,954
U.S. Government
Agencies/
Mortgage-Backed	—	6,009,787	—	6,009,787
U.S. Treasury	—	1,033,363	—	1,033,363
Other Financial Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	112,772	—	112,772
Futures††	85,494	—	—	85,494
Options Purchased	—	114,704	—	114,704
Swaps††	—	88,590	—	88,590

32

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(885,032)	—	(885,032)
Futures††	(40,883)	—	—	(40,883)
Swaps††	—	(132,502)	—	(132,502)
Options Written	—	(59)	—	(59)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $519 from lending portfolio securities, pursuant to the securities lending agreement.

34

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $572,257, undistributed capital gains $16,033 and unrealized appreciation $691,025.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $5,888,719 and $1,670,679, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-downs gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums and swap periodic payments, the fund increased accumulated undistributed investment income-net by $1,531,869 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

36

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $7,100 with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2010 through December 31, 2010 to reduce the investment advisory fee paid by the fund, to the extent that the fund’s aggregate annual expenses, (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services plan fees, interest on borrowings, commitment fees and extraordinary expenses), do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.This undertaking by the Manager is voluntary and may be terminated at any time.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $137,875 during the year ended December 31, 2010.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2010, the fund was charged $72,000 for administration and fund accounting services pursuant to the agreement.

During the period ended December 31, 2010, the Distributor retained $4,993 from commissions earned on sales of the fund’s Class A shares and $50 from CDSCs on redemptions of the fund’s Class C shares.

(b)The fund pays administrative service fees for Class I shares.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants.As compensation for such services, Class I shares pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of their average daily net assets attributable to Class I shares that are held in accounts serviced by such Plan Administrator. During the period ended December 31, 2010, Class I shares was charged $8,634.The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended December 31, 2010, Class C shares were charged $10,217 pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and pro-

38

viding reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2010, Class A and Class C shares were charged $23,573 and $3,406, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2010, the fund was charged $1,857 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $1,462 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $68,642 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $46,754, Rule 12b-1 distribution plan fees $3,037, shareholder services plan fees $6,984, custodian fees $24,679, chief compliance officer fees $1,728 and transfer agency per account fees $1,857.

(e) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus

40

High Yield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended December 31, 2010, amounted to $258,940,264 and $200,948,162, respectively, of which $4,482,750 in purchases and $4,493,175 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

Fair value of derivative instruments as of December 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,4]	249,220	Interest rate risk[1,3,5]	(173,444)
Foreign exchange risk[2,6]	152,340	Foreign exchange risk[7]	(885,032)
Gross fair value of
derivatives contracts	401,560		(1,058,476)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities of Unaffiliated issuers.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap contracts.
5	Unrealized depreciation on swap contracts.
6	Unrealized appreciation on forward foreign currency exchange contracts.
7	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Swaps[11]	Total
Interest rate	159,220	29,512	—	103,016	291,748
Foreign exchange	—	(11,623)	1,296,963	—	1,285,340
Credit	—	—	—	(255,360)	(255,360)
Total	159,220	17,889	1,296,963	(152,344)	1,321,728

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[12]	Options[13]	Contracts[14]	Swaps[15]	Total
Interest rate	(287,908)	65,193	—	(74,479)	(297,194)
Foreign exchange	—	(90,688) (1,288,560)		—	(1,379,248)
Credit	—	—	—	(81,994)	(81,994)
Total	(287,908)	(25,495) (1,288,560) (156,473)			(1,758,436)

Statement of Operations location:

8	Net realized gain (loss) on financial futures.
9	Net realized gain (loss) on options transactions.
[10] Net realized gain (loss) on forward foreign currency exchange contracts.
[11] Net realized gain (loss) on swap transactions.
[12] Net unrealized appreciation (depreciation) on financial futures.
[13] Net unrealized appreciation (depreciation) on options transactions.
[14] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[15] Net unrealized appreciation (depreciation) on swap transactions.

42

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	5,968,000	394,125
Contracts written	3,000,000	45,000
Contracts terminated;
Contracts closed	5,968,000	394,125	362,088	32,037
Contracts outstanding
December 31, 2010	3,000,000	45,000

44

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
British Pound,
Expiring 1/27/2011	1,550,000	2,422,371	2,416,083	(6,288)
British Pound,
Expiring 1/27/2011	1,930,000	3,005,377	3,008,413	3,036
Malaysian Ringgit,
Expiring 1/27/2011	3,290,000	1,053,193	1,064,830	11,637
Malaysian Ringgit,
Expiring 1/27/2011	4,730,000	1,533,722	1,530,896	(2,826)
Russian Ruble,
Expiring 1/27/2011	16,580,000	539,397	541,546	2,149

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Russian Ruble,
Expiring 1/27/2011	62,370,000	2,042,240	2,037,167	(5,073)
Singapore Dollar,
Expiring 1/27/2011	1,660,000	1,260,991	1,293,542	32,551
Singapore Dollar,
Expiring 1/27/2011	1,680,000	1,284,850	1,309,127	24,277
Sales:		Proceeds ($)
Australian Dollar,
Expiring 1/27/2011	820,000	808,618	835,629	(27,011)
Brazilian Real,
Expiring 1/27/2011	2,240,000	1,306,275	1,340,782	(34,507)
British Pound,
Expiring 1/27/2011	3,535,000	5,515,130	5,510,227	4,903
British Pound,
Expiring 1/27/2011	1,990,000	3,104,678	3,101,938	2,740
Canadian Dollar,
Expiring 1/27/2011	3,480,000	3,466,653	3,498,115	(31,462)
Chilean Peso,
Expiring 1/27/2011	277,190,000	583,312	590,990	(7,678)
Colombian Peso,
Expiring 1/14/2011	620,000,000	328,390	324,081	4,309
Colombian Peso,
Expiring
1/14/2011	1,830,000,000	969,793	956,562	13,231
Colombian Peso,
Expiring
1/14/2011	2,450,000,000	1,294,583	1,280,644	13,939
Euro,
Expiring 1/27/2011	6,610,000	8,827,258	8,832,591	(5,333)
Euro,
Expiring 1/27/2011	12,023,000	16,049,923	16,065,694	(15,771)
Euro,
Expiring 1/27/2011	5,670,000	7,538,293	7,576,519	(38,226)
Euro,
Expiring 1/27/2011	5,450,000	7,226,264	7,282,545	(56,281)
Euro,
Expiring 1/27/2011	7,210,000	9,562,450	9,634,339	(71,889)
Euro,
Expiring 1/27/2011	390,000	517,047	521,136	(4,089)

46

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Euro,
Expiring 1/27/2011	2,030,000	2,676,778	2,712,581	(35,803)
Japanese Yen,
Expiring 1/27/2011	22,530,000	268,979	277,585	(8,606)
Japanese Yen,
Expiring 1/27/2011	364,690,000	4,356,224	4,493,235	(137,011)
Japanese Yen,
Expiring 1/27/2011	314,398,000	3,742,254	3,873,602	(131,348)
Japanese Yen,
Expiring 1/27/2011	429,215,000	5,123,946	5,288,228	(164,282)
Mexican New Peso,
Expiring 1/27/2011	16,010,000	1,288,583	1,294,028	(5,445)
New Zealand Dollar,
Expiring 1/27/2011	1,720,000	1,271,665	1,337,157	(65,492)
Peruvian Nuevo Sol,
Expiring 1/27/2011	8,530,000	3,027,722	3,036,896	(9,174)
Polish Zloty,
Expiring 1/27/2011	2,270,000	753,127	765,432	(12,305)
Swedish Krona,
Expiring 1/27/2011	4,640,000	680,132	689,264	(9,132)
Gross Unrealized
Appreciation				112,772
Gross Unrealized
Depreciation				(885,032)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

(depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the post-

48

ing of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at December 31, 2010:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%) Expiration (Depreciation) ($)

3,445,000	USD—
	6 Month Libor	Citibank	(3.68)	5/5/2020	(132,502)
1,570,000	USD—
	3 Month Libor	JP Morgan	3.29	11/24/2018	34,034
360,000	GBP—
	6 Month Libor	JP Morgan	6.30	6/18/2011	14,872
219,000,000	JPY—
6 Month Yenibor		JP Morgan	1.36	1/19/2012	39,684
Gross Unrealized
Appreciation					88,590
Gross Unrealized
Depreciation					(132,502)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index ) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. At December 31, 2010, there were no credit default swap agreements outstanding.

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Interest rate futures contracts	15,695,967
Interest rate options contracts	315,021
Foreign currency options contracts	13,574
Forward contracts	63,871,226

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2010:

Average Notional Value ($)
Interest rate swap contracts	11,226,075
Credit default swap contracts	2,585,688

At December 31, 2010, the cost of investments for federal income tax purposes was $131,029,798; accordingly, accumulated net unrealized appreciation on investments was $2,544,604, consisting of $4,130,556 gross unrealized appreciation and $1,585,952 gross unrealized depreciation.

50

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish Global Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish Global Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2010, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish Global Fixed Income Fund as of December 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

The Fund	51

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 38.46% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

In accordance with federal tax law, the fund elects to provide each shareholder with their portions of the fund’s income sourced from foreign countries. Accordingly, the fund hereby makes the following designation regarding its fiscal year ended December 31, 2010:

—the total amount of income sourced from foreign countries was $2,677,580

Where required by federal law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011.

52

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	53

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

54

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	55

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

56

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	57

For More Information

Telephone Call your Financial Representative or 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/Standish
International Fixed
Income Fund

ANNUAL REPORT December 31, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
18	Statement of Financial Futures
18	Statement of Options Written
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
43	Report of Independent Registered Public Accounting Firm
44	Important Tax Information
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
International Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/Standish International Fixed Income Fund, covering the 12-month period from January 1, 2010, through December 31, 2010.

2010 proved to be a volatile year for the financial markets, but most asset classes, including bonds, generally produced respectable returns for the year overall. Investors’ early concerns regarding sovereign debt issues in Europe and stubbornly high unemployment in the United States later gave way to optimism that massive economic stimulus programs, robust growth in the world’s emerging markets, a strong holiday retail season and rising corporate earnings signaled better economic times ahead. Consequently, returns were particularly strong in higher yielding fixed-income market sectors, including investment-grade and high yield corporate bonds.Although traditionally defensive U.S. government securities weathered pronounced weakness during the fourth quarter, they ended the year with modest gains, on average.

While unlikely, we are aware that short-term interest rates may rise later in 2011 from historically low levels if growth accelerates, and any new economic setbacks could spark heightened market volatility among corporate and mortgage-backed securities. Nonetheless, we continue to see value throughout many segments of the bond market, as a well-diversified bond portfolio can help temper volatility stemming from unexpected economic or market developments. With 2011 now upon us, have you taken the time to review your investment portfolio? If not, we suggest talking to your financial advisor, who can help you identify potential opportunities across the global markets and suggest strategies suitable for your individual needs in today’s market environment.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 18, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through December 31, 2010, as provided by David Leduc, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended December 31, 2010, Dreyfus/Standish International Fixed Income Fund achieved a total return of 5.15%.1 In comparison, the Barclays Capital Global Aggregate ex-U.S. Index (Hedged) (the “Index”), the fund’s benchmark, achieved a total return of 3.28% for the same period.2

Despite period bouts of market volatility, international bonds generally gained value in a sluggish global economic recovery.The fund produced higher returns than its benchmark, primarily due to the success of our currency, duration management and security selection strategies.

The Fund’s Investment Approach

The fund seeks to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity, by normally investing at least 80% of its assets in U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets. The fund’s investment may include bonds, notes, mortgage-related securities, asset-backed securities, convertible securities, eurodollar and Yankee dollar instruments, preferred stock and money market instruments.To protect the U.S. dollar value of the fund’s assets, we hedge most, but not necessarily all, of the portfolio’s foreign currency exposure.

The portfolio managers focus on identifying undervalued government bond markets, currencies and sectors.The portfolio managers look for fixed income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics or innovative features. The portfolio managers select securities for the fund’s portfolio by using fundamental economic research and quantitative analysis and focusing on sectors and individual securities that appear to be relatively undervalued and actively trading among sectors.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Bond Markets Advanced in a Slow-Growth Economy

Robust economic growth in the emerging markets helped support worldwide manufacturing activity, fueling improved confidence among businesses, consumers and investors in 2010. However, investor sentiment in the developed markets deteriorated during the spring of 2010 due to a sovereign debt crisis in Europe, in which Greece and, later, Ireland found themselves unable to finance heavy debt loads. Stubbornly high U.S. unemployment and troubled housing markets also weighed on global economic prospects.

Fortunately, these concerns proved temporary, as rising corporate earnings, higher commodity prices and signs of stabilization in developed markets sparked market rallies later in the year. In addition, the U.S. dollar depreciated when the U.S. Federal Reserve Board announced a second round of quantitative easing, helping boost the value of foreign securities for U.S. residents.

Multiple Strategies Boosted Fund Performance

The fund achieved strong relative results from its security selection strategy in 2010. Except for a tactical investment in Spanish debt over the summer, the fund held no sovereign bonds from nations at the center of the sovereign debt crisis. Instead, we preferred the sovereign debt of Germany, Netherlands and Italy, which we regarded as attractively valued. In addition, the fund benefited from an emphasis on emerging-markets bonds denominated in local currencies, particularly those in Mexico and a variety of Asian nations. However, underweighted exposure to mortgage-backed securities limited participation in one of the market’s stronger segments.

Our currency strategy also worked well, as an overweighted position in the U.S. dollar and underweighted exposure to the euro helped cushion the effects of a weakening euro when concerns intensified regarding the European sovereign debt crisis. By the end of the summer, we had shifted to an underweighted position in the U.S. dollar and overweighted exposure to the currencies of certain emerging markets. These positions bolstered fund performance when the U.S. dollar depreciated later in the year.

Our focus on bonds in the five- to 10-year maturity range and a corresponding de-emphasis on two-year maturities added value. We maintained a relatively long duration in the emerging markets and a shorter-than-average duration in developed markets, enabling the fund to capture more fully the benefits of declining long-term interest rates

4

in the emerging markets at the time. However, the same position dampened relative performance to a degree when bond yields generally climbed in the fourth quarter. We employed interest-rate futures and swaps to set the fund’s duration and yield curve positions.

Finding Opportunities in a Stronger Global Economy

We expect the global economic recovery to persist, with robust expansion in emerging markets and more moderate growth in developed markets. Although central banks appear to be “on hold” for now, an acceleration of economic growth could lead to higher short-term interest rates. Therefore, in our judgment, the bulk of bond yield declines are probably behind us. Nonetheless, we have continued to find opportunities in higher yielding market sectors, particularly in the United Kingdom and Europe. In addition, we expect additional devaluation of the U.S. dollar, especially against Asian emerging-markets currencies, and we have maintained the fund’s overweighted exposure to emerging-markets currencies and rates.

January 18, 2011

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.
Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to a voluntary undertaking in effect, which may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital Global Aggregate ex-U.S. Index (Hedged) is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United
States, hedged into U.S. dollars. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus/Standish International Fixed Income Fund Class I shares with the Barclays Capital Global Aggregate ex-U.S. Index (Hedged)

Average Annual Total Returns as of 12/31/10
	1Year	5 Years	10 Years
Class I shares	5.15%	7.08%	6.03%
Barclays Capital Global Aggregate
ex-U.S. Index (Hedged)	3.28%	4.18%	4.71%

† Source: Barclays Capital Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish International Fixed Income Fund on 12/31/00 to a $10,000 investment made in the Barclays Capital Global Aggregate ex-U.S. Index (Hedged) (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is designed to measure the performance of global investment-grade, fixed-rate debt markets, excluding the United States, hedged into U.S. dollars. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish International Fixed Income Fund from July 1, 2010 to December 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2010

Expenses paid per $1,000†	$3.66
Ending value (after expenses)	$1,014.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2010

Expenses paid per $1,000†	$3.67
Ending value (after expenses)	$1,021.58

† Expenses are equal to the fund’s annualized expense ratio of .72% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
December 31, 2010

		Coupon	Maturity	Principal
Bonds and Notes—96.6%		Rate (%)	Date	Amount ($)[a]		Value ($)
Australia—1.8%
Queensland Treasury,
Gov’t. Gtd. Bonds, Ser. 13G	AUD	6.00	8/14/13	1,865,000		1,929,266
Belgium—.3%
Anheuser-Busch InBev,
Gtd. Notes	GBP	9.75	7/30/24	130,000		291,112
Bermuda—.1%
Holcim Capital,
Gtd. Notes		6.88	9/29/39	120,000	[b]	120,719
Brazil—1.1%
Brazil Notas do
Tesouro Nacional,
Notes, Ser. F	BRL	10.00	1/1/12	1,900,000		1,124,307
Canada—6.3%
Bombardier,
Sr. Notes		7.75	3/15/20	410,000	[b]	443,825
Canadian Government,
Notes	CAD	1.00	9/1/11	1,100,000		1,104,414
Canadian Government,
Bonds	CAD	4.00	6/1/16	1,960,000		2,117,265
Canadian Government,
Bonds, Ser. VW17	CAD	8.00	6/1/27	1,165,000		1,838,785
Nexen,
Sr. Unscd. Notes		7.50	7/30/39	275,000		299,984
Teck Resources,
Sr. Scd. Notes		10.75	5/15/19	635,000		826,718
						6,630,991
Cayman Islands—.5%
Vale Overseas,
Gtd. Notes		4.63	9/15/20	550,000		547,296
Chile—.5%
Republic of Chile,
Sr. Unscd. Notes	CLP	5.50	8/5/20	257,000,000		561,547
Colombia—2.0%
Columbian Government,
Bonds, Ser. B	COP	11.00	5/18/11 3,929,231,275			2,106,232
Egypt—1.0%
Egypt Treasury Bill,
Ser. 182	EGP	0.00	2/15/11	6,000,000	[c]	1,023,235

8

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Finland—.6%
Aktia Real Estate,
Bonds	EUR	4.13	6/11/14	450,000		630,183
France—.4%
Crown Euro Holdings,
Sr. Notes	EUR	7.13	8/15/18	155,000	[b]	216,966
PPR,
Sr. Unscd. Notes	EUR	8.63	4/3/14	155,000		243,271
						460,237
Germany—11.1%
Bundesrepublik Deutschland,
Bonds	EUR	3.00	7/4/20	755,000		1,014,413
Bundesrepublik Deutschland,
Bonds, Ser. 09	EUR	3.25	1/4/20	2,035,000		2,798,281
Bundesrepulbik Deutschland,
Bonds, Ser. 07	EUR	4.25	7/4/17	500,000		742,185
Bundesrepublik Deutschland,
Bonds, Ser. 08	EUR	4.75	7/4/40	375,000		620,800
Bundesrepublik Deutschland,
Bonds, Ser. 01	EUR	5.00	7/4/11	2,615,000		3,571,871
Bundesrepublik Deutschland,
Bonds, Ser. 02	EUR	5.00	7/4/12	950,000		1,350,347
Eurohypo,
Bonds, Ser. 2212	EUR	4.50	1/21/13	430,000	[b]	606,390
Heidelbergcement Finance,
Gtd. Notes	EUR	8.50	10/31/19	720,000		1,059,530
						11,763,817
Italy—13.8%
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	3.75	8/1/15	9,875,000		13,222,732
Italy Buoni Poliennali
Del Tesoro,
Bonds	EUR	5.00	9/1/40	1,140,000		1,434,773
						14,657,505
Japan—10.6%
Development Bank of Japan,
Gov’t. Gtd. Notes	JPY	1.05	6/20/23	11,000,000		129,893

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Japan (continued)
Development Bank of Japan,
Gov’t. Gtd. Bonds	JPY	1.70	9/20/22	263,000,000		3,366,060
Japan Government,
Sr. Unscd. Bonds, Ser. 8	JPY	1.00	6/10/16	93,000,000		1,134,414
Japan Government,
Sr. Unscd. Bonds, Ser. 11	JPY	1.70	6/20/33	290,400,000		3,431,742
Japan Government,
Sr. Unscd. Bonds,
Ser. 288	JPY	1.70	9/20/17	237,500,000		3,126,760
						11,188,869
Luxembourg—1.5%
Arcelormittal,
Sr. Unscd. Notes	EUR	4.63	11/17/17	400,000		535,913
Enel Finance International,
Gtd. Notes		5.13	10/7/19	500,000	[b]	496,377
Finmeccanica,
Gtd. Bonds	EUR	5.25	1/21/22	155,000		203,337
Holcim US Finance,
Gtd. Notes		6.00	12/30/19	370,000	[b]	384,890
						1,620,517
Mexico—1.0%
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.00	12/20/12	12,550,000		1,090,275
Netherlands—4.7%
Daimler International Finance,
Gtd. Notes, Ser. 6	EUR	6.88	6/10/11	240,000		327,867
Diageo Capital,
Gtd. Notes	EUR	5.50	7/1/13	240,000		346,560
E.ON International Finance,
Gtd. Notes	EUR	4.88	1/28/14	140,000		201,142
E.ON International Finance,
Gtd. Notes	EUR	5.50	10/2/17	175,000		262,196
Elsevier Finance,
Gtd. Notes	EUR	6.50	4/2/13	150,000		220,780
Kazakhstan Temir Zholy,
Gtd. Notes		6.38	10/6/20	200,000	[b]	209,760
Netherlands Government,
Bonds	EUR	4.00	7/15/18	1,030,000		1,485,768
Netherlands Government,
Bonds	EUR	4.00	1/15/37	965,000		1,387,404

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Netherlands (continued)
RWE Finance,
Gtd. Notes	EUR	6.63	1/31/19	250,000		401,157
Storm,
Ser. 2005, Cl. A	EUR	1.18	5/26/47	129,582	[d]	170,959
						5,013,593
Peru—2.5%
Republic of Peru,
Sr. Unscd. Notes	PEN	7.84	8/12/20	6,420,000	[b]	2,615,128
Philippines—.2%
Republic of Philippines,
Sr. Unscd. Notes	PHP	4.95	1/15/21	7,000,000		168,887
Poland—.9%
Poland Government,
Bonds, Ser. 0413	PLN	5.25	4/25/13	2,695,000		923,228
South Korea—.2%
Export-Import Bank of Korea,
Sr. Unscd. Notes	EUR	5.75	5/22/13	155,000		219,916
Spain—1.4%
BBVA Senior Finance,
Bank Gtd. Notes	EUR	3.88	8/6/15	400,000		511,612
Santander International,
Bank Gtd. Notes	EUR	3.50	3/10/15	400,000		512,535
Telefonica Emisiones,
Gtd. Notes	EUR	5.43	2/3/14	300,000		427,499
						1,451,646
Supranational—.7%
European Investment Bank,
Sr. Unscd. Notes	JPY	1.90	1/26/26	58,000,000		735,877
Sweden—1.4%
Swedish Government,
Bonds, Ser. 1050	SEK	3.00	7/12/16	6,475,000		969,573
Swedish Government,
Bonds, Ser. 1052	SEK	4.25	3/12/19	3,295,000		527,171
						1,496,744
United Kingdom—12.4%
Arkle Master Issuer,
Ser. 2010-2A, Cl. 2A	EUR	2.55	5/17/60	400,000	[b,d]	534,513
FCE Bank,
Sr. Unscd. Notes	EUR	7.13	1/16/12	400,000		550,559

The Fund	11

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United Kingdom (continued)
Holmes Master Issuer,
Ser. 2007-2A, Cl. 3A1		0.37	7/15/21	580,000	[d]	576,102
Lloyds TSB Bank,
Sr. Unscd. Notes	EUR	6.38	6/17/16	370,000		532,479
National Grid,
Sr. Unscd. Notes	EUR	5.00	7/2/18	275,000		400,394
Royal Bank of Scotland,
Covered Notes	EUR	3.00	9/8/15	265,000		348,291
Royal Bank of Scotland,
Gtd. Notes		5.63	8/24/20	800,000		796,824
Royal Bank of Scotland,
Sr. Unscd. Notes	EUR	5.75	5/21/14	210,000		293,162
United Kingdom Gilt,
Bonds	GBP	2.25	3/7/14	1,405,000		2,237,192
United Kingdom Gilt,
Bonds	GPB	4.25	3/7/36	2,045,000		3,213,131
United Kingdom Gilt,
Bonds	GBP	4.25	9/7/39	2,325,000		3,667,932
						13,150,579
United States—19.6%
AES,
Sr. Unscd. Notes		7.75	10/15/15	125,000		134,062
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. A3		1.45	5/15/14	320,000		322,086
American International Group,
Sr. Unscd. Notes	EUR	5.00	6/26/17	300,000		378,885
Anadarko Petroleum,
Unscd. Notes		6.20	3/15/40	150,000		146,913
Anadarko Petroleum,
Sr. Unscd. Notes		6.38	9/15/17	450,000		490,860
Aramark,
Gtd. Notes		8.50	2/1/15	505,000		530,250
Arkle Master Issuer,
Ser. 2006-2A, Cl. 3A1		0.37	2/17/52	650,000	[b,d]	649,059
Arran Residential
Mortgages Funding,
Ser. 2006-1A, Cl. A2B		0.36	4/12/56	783,979	[b,d]	779,540

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Autozone,
Sr. Unscd. Notes		4.00	11/15/20	325,000		307,568
Autozone,
Sr. Unscd. Notes		5.75	1/15/15	180,000		198,240
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T26, Cl. A4		5.47	1/12/45	55,000	[d]	58,783
Bear Stearns Commercial
Mortgage Securities,
Ser. 2006-T22, Cl. A4		5.51	4/12/38	250,000	[d]	272,028
Bear Stearns Commercial
Mortgage Securities,
Ser. 2007-T28, Cl. A4		5.74	9/11/42	725,000	[d]	786,021
BMW US Capital,
Gtd. Notes	EUR	5.00	5/28/15	245,000		356,814
Cargill,
Sr. Unscd. Notes	EUR	4.38	4/29/13	200,000		281,331
Chesapeake Energy,
Gtd. Bonds	EUR	6.25	1/15/17	292,000		394,592
Chrysler Financial
Auto Securitization,
Ser. 2010-A, Cl. D		3.52	8/8/16	425,000		423,845
Citigroup Commercial
Mortgage Trust,
Ser. 2007-C6, Cl. A4		5.70	12/10/49	325,000	[d]	347,927
Consol Energy,
Gtd. Notes		8.00	4/1/17	70,000	[b]	74,900
CVS Pass-Through Trust,
Gtd. Notes		5.77	1/10/33	300,000	[b]	298,429
CVS Pass-Through Trust,
Pass Thru Certificates		6.04	12/10/28	342,322		352,053
Denbury Resources,
Gtd. Notes		7.50	12/15/15	70,000		72,800
Dow Chemical,
Sr. Unscd. Notes		8.55	5/15/19	455,000		571,121
El Paso,
Sr. Unscd. Notes		7.00	6/15/17	410,000		434,729

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Energy Transfer Partners,
Sr. Unscd. Notes		8.50	4/15/14	220,000		255,620
Enterprise Products Operations,
Gtd. Notes		6.13	10/15/39	190,000		198,435
EQT,
Sr. Unscd. Notes		8.13	6/1/19	155,000		180,626
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes		8.38	4/1/17	250,000		276,902
Frontier Communications,
Sr. Unscd. Notes		8.25	4/15/17	486,000		535,815
Georgia-Pacific,
Gtd. Notes		7.00	1/15/15	72,000	[b,e]	75,060
GMAC Commercial
Mortgage Securities,
Ser. 2002-C2, Cl. A2		5.39	10/15/38	63,106		63,719
Goldman Sachs Group,
Sr. Notes		6.00	6/15/20	300,000		324,788
Goodyear Tire & Rubber,
Sr. Unscd. Notes		10.50	5/15/16	440,000		503,800
Gracechurch Mortgage Financing,
Ser. 2007-1A, Cl. 3A1		0.36	11/20/56	646,053	[b,d]	636,165
Iron Mountain,
Sr. Sub. Notes		8.38	8/15/21	370,000		398,675
JPMorgan Chase & Co.,
Sr. Unscd. Notes	EUR	6.13	4/1/14	200,000		291,877
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes		6.85	2/15/20	170,000		195,121
Kraft Foods,
Sr. Unscd. Notes	EUR	6.25	3/20/15	255,000		384,688
Lamar Media,
Gtd. Notes		6.63	8/15/15	426,000		438,780
Lear,
Gtd. Notes		8.13	3/15/20	370,000		404,225

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
Levi Strauss,
Sr. Unscd. Notes	EUR	7.75	5/15/18	415,000		567,046
Masco,
Sr. Unscd. Bonds		7.13	3/15/20	510,000		534,425
Merrill Lynch Mortgage Trust,
Ser. 2005-CIP1, Cl. A2		4.96	7/12/38	110,183		112,287
Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Ser. 2006-2, Cl. A4		5.91	6/12/46	685,000	[d]	750,514
Morgan Stanley,
Sr. Unscd. Notes		5.50	10/2/17	400,000		543,882
Morgan Stanley,
Sr. Unscd. Notes	EUR	5.50	7/24/20	550,000		556,676
Newfield Exploration,
Sr. Sub. Notes		6.88	2/1/20	400,000		423,000
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	470,000	[e]	520,525
Prudential Financial,
Sr. Unscd Notes		4.50	11/15/20	550,000		538,931
Range Resources,
Gtd. Notes		6.75	8/1/20	185,000		191,706
Range Resources,
Gtd. Notes		7.50	10/1/17	145,000		153,519
Simon Property Group,
Sr. Unscd. Notes		4.38	3/1/21	550,000		544,632
Vornado,
Ser. 2010-VN0, Cl. A2FX		4.00	9/13/28	270,000	[b]	262,347
Vornado,
Ser. 2010-VN0, Cl. B		4.74	9/13/28	130,000	[b]	126,730
Vornado,
Ser. 2010-VN0, Cl. C		5.28	9/13/28	220,000	[b]	216,231
Wachovia Bank Commercial
Mortgage Trust,
Ser. 2005-C16, Cl. A2		4.38	10/15/41	81,185		82,018

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
United States (continued)
WM Covered Bond Program,
Covered Notes	EUR	4.00	9/27/16	285,000		387,852
Wrigley WM JR,
Sr. Scd. Notes		3.70	6/30/14	430,000	[b]	443,285
						20,782,738
Total Bonds and Notes
(cost $98,825,569)						102,304,444

Short-Term Investments—1.4%
U.S. Treasury Bills
0.17%, 6/9/11
(cost $1,498,878)				1,500,000	[f]	1,498,986
				Face Amount
				Covered by
Options Purchased—.1%				Contracts ($)		Value ($)
Call Options
10-Year USD LIBOR-BBA,
February 2011 @ 3.63				3,220,000	[g]	80,646
Japanese Yen,
March 2011 @ 85				3,120,000	[g]	15,475
Japanese Yen,
August 2011 @ 90				1,047,000	[g]	9,350
Japanese Yen,
August 2011 @ 90				1,100,000	[g]	10,597
Total Options
(cost $163,286)						116,068

Other Investment—2.7%				Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,877,501)				2,877,501	[h]	2,877,501

16

Investment of Cash Collateral
for Securities Loaned—.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $624,400)	624,400[h]	624,400
Total Investments (cost $103,989,634)	101.4%	107,421,399
Liabilities, Less Cash and Receivables	(1.4%)	(1,454,808)
Net Assets	100.0%	105,966,591

a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
CAD—Canadian Dollar
CLP—Chilean Peso
COP—Colombian Peso
EGP—Egyptian Pound
EUR—Euro
GBP—British Pound
JPY—JapaneseYen
MXN—Mexican New Peso
PEN—Peruvian Nuevo Sol
PHP—Philippine Peso
PLN— Polish Zloty
SEK—Swedish Krona
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At December 31, 2010, these securities had a market value of $9,190,314 or 8.7% of net assets.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Variable rate security—interest rate subject to periodic change.
e Security, or portion thereof, on loan.At December 31, 2010, the market value of the fund’s securities on loan was
$595,585 and the market value of the collateral held by the fund was $624,400.
f Held by broker as collateral for open financial futures and options positions.
g Non-income producing security.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Foreign/Governmental	63.0	Residential Mortgage-Backed	3.2
Corporate Bonds	26.8	U.S. Treasury	1.4
Asset/Commercial Mortgage-Backed	3.6	Options Purchased	0.1
Money Market Investments	3.3		101.4

† Based on net assets.
See notes to financial statements.

The Fund	17

STATEMENT OF FINANCIAL FUTURES
December 31, 2010

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 12/31/2010($)
Financial Futures Long
Australian 10 Year Bonds	30	3,169,710	March 2011	21,206
Euro-Bobl	25	3,968,169	March 2011	(6,765)
Euro-Bund	20	3,349,057	March 2011	(14,222)
Japanese 10 Year Bonds	2	3,463,727	March 2011	11,307
U.S. Treasury 2 Year Notes	16	3,502,500	March 2011	3,471
Financial Futures Short
Australian 3 Year Bonds	82	(8,547,824)	March 2011	(1,414)
U.S. Treasury 5 Year Notes	21	(2,472,094)	March 2011	36,392
U.S. Treasury 10 Year Notes	15	(1,806,562)	March 2011	7,004
U.S. Long Bond	19	(2,320,375)	March 2011	(37,156)
Gross Unrealized Appreciation				79,380
Gross Unrealized Depreciation				(59,557)
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
December 31, 2010

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.364	3,220,000	[a]	(63)
(premiums received $48,300)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $595,585)—Note 1(c):
Unaffiliated issuers	100,487,733	103,919,498
Affiliated issuers	3,501,901	3,501,901
Cash denominated in foreign currencies	126,734	128,122
Dividends and interest receivable		1,777,296
Unrealized appreciation on swap contracts—Note 4		530,881
Receivable for shares of Beneficial Interest subscribed		119,435
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		101,893
Receivable for investment securities sold		27,362
Prepaid expenses		11,106
		110,117,494
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		58,928
Cash overdraft due to Custodian		944,003
Payable for investment securities purchased		901,845
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		871,157
Liability for securities on loan—Note 1(c)		624,400
Unrealized depreciation on swap contracts—Note 4		491,547
Payable for shares of Beneficial Interest redeemed		167,265
Payable for futures variation margin—Note 4		25,934
Outstanding options written, at value (premiums
received $48,300)—See Statement of Options Written—Note 4		63
Accrued expenses		65,761
		4,150,903
Net Assets ($)		105,966,591
Composition of Net Assets ($):
Paid-in capital		100,695,068
Accumulated undistributed investment income—net		2,276,042
Accumulated net realized gain (loss) on investments		219,834
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap transactions and foreign currency transactions
(including $19,823 net unrealized apreciation on financial futures)		2,775,647
Net Assets ($)		105,966,591
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,284,646
Net Asset Value, offering and redemption price per share ($)		20.05

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Year Ended December 31, 2010

Investment Income ($):
Income:
Interest	4,383,128
Dividends;
Affiliated issuers	3,158
Income from securities lending—Note 1(c)	1,058
Total Income	4,387,344
Expenses:
Investment advisory fee—Note 3(a)	416,828
Shareholder servicing costs—Note 3(c)	69,248
Custodian fees—Note 3(c)	65,877
Accounting and administration fee—Note 3(a)	60,000
Auditing fees	40,494
Registration fees	25,569
Prospectus and shareholders’ reports	18,778
Legal fees	6,894
Trustees’ fees and expenses—Note 3(d)	5,127
Loan commitment fees—Note 2	733
Administrative service fee—Note 3(b)	462
Interest expense—Note 2	552
Miscellaneous	38,135
Total Expenses	748,697
Investment Income—Net	3,638,647
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,206,086
Net realized gain (loss) on options transactions	22,628
Net realized gain (loss) on financial futures	229,152
Net realized gain (loss) on swap transactions	(271,703)
Net realized gain (loss) on forward foreign currency exchange contracts	1,720,330
Net Realized Gain (Loss)	4,906,493
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(796,413)
Net unrealized appreciation (depreciation) on options transactions	(11,099)
Net unrealized appreciation (depreciation) on financial futures	(539,870)
Net unrealized appreciation (depreciation) on swap transactions	(558,678)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,653,835)
Net Unrealized Appreciation (Depreciation)	(3,559,895)
Net Realized and Unrealized Gain (Loss) on Investments	1,346,598
Net Increase in Net Assets Resulting from Operations	4,985,245

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2010	2009[a]
Operations ($):
Investment income—net	3,638,647	2,772,882
Net realized gain (loss) on investments	4,906,493	1,257,948
Net unrealized appreciation
(depreciation) on investments	(3,559,895)	5,099,961
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,985,245	9,130,791
Dividends to Shareholders from ($):
Investment income—net	(4,592,306)	(4,926,356)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	56,009,166	51,586,255
Dividends reinvested	4,432,118	4,351,063
Cost of shares redeemed	(47,038,194)	(28,915,816)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	13,403,090	27,021,502
Total Increase (Decrease) in Net Assets	13,796,029	31,225,937
Net Assets ($):
Beginning of Period	92,170,562	60,944,625
End of Period	105,966,591	92,170,562
Undistributed investment income—net	2,276,042	1,507,813
Capital Share Transactions (Shares):
Shares sold	2,769,012	2,702,732
Shares issued for dividends reinvested	221,726	238,553
Shares redeemed	(2,328,518)	(1,535,214)
Net Increase (Decrease) in Shares Outstanding	662,220	1,406,071

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	19.94	18.95	18.57	18.14	17.55
Investment Operations:
Investment income—net[b]	.71	.74	.72	.69	.53
Net realized and unrealized
gain (loss) on investments	.30	1.72	.75	.10	.21
Total from Investment Operations	1.01	2.46	1.47	.79	.74
Distributions:
Dividends from investment income—net	(.90)	(1.47)	(1.09)	(.36)	(.15)
Net asset value, end of period	20.05	19.94	18.95	18.57	18.14
Total Return (%)	5.15	13.86	8.08	4.35	4.27
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.87	.80	.70	.68
Ratio of net expenses
to average net assets	.72	.80	.78	.70	.68
Ratio of net investment income
to average net assets	3.49	3.88	3.84	3.73	3.01
Portfolio Turnover Rate	210.34	120.50	158[c]	168[c]	89
Net Assets, end of period ($ x 1,000)	105,967	92,171	60,945	99,877	93,344

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended December 31, 2008 and
2007 were 144% and 140%, respectively.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish International Fixed Income Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering eleven series, including the fund. The fund’s investment objective seeks to maximize total return while realizing a market level of income, consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.

Class I shares are sold primarily to bank trust departments and other financial service providers, (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class I shares are offered without a front end sales charge or contingent deferred sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available and are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates market value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Trustees.

24

Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of December 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	745,931	—	745,931
Commercial
Mortgage-Backed	—	3,078,606	—	3,078,606
Corporate Bonds†	—	28,362,681	—	28,362,681
Foreign Government	—	66,770,888	—	66,770,888
Mutual Funds	3,501,901	—	—	3,501,901
Residential
Mortgage-Backed	—	3,346,338	—	3,346,338
U.S. Treasury	—	1,498,986	—	1,498,986
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	101,893	—	101,893
Futures††	79,380	—	—	79,380
Options Purchased	—	116,068	—	116,068
Swaps††	—	530,881	—	530,881
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(871,157)	—	(871,157)
Futures††	(59,557)	—	—	(59,557)
Options Written	—	(63)	—	(63)
Swaps††	—	(491,547)	—	(491,547)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measure-

26

ments as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at December 31, 2010.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2010,The Bank of NewYork Mellon earned $570 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended December 31, 2010 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2009	($)	Purchases ($)	Sales ($)	12/31/2010	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,631,828		82,589,632	81,343,959	2,877,501		2.7
Dreyfus
Institutional
Cash
Advantage
Fund	885,292		12,181,945	12,442,837	624,400.6
Total	2,517,120		94,771,577	93,786,796	3,501,901		3.3

28

(e) Concentration of Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Each of the tax years in the four-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,108,409, undistributed capital gains $425,546 and unrealized appreciation $1,737,568.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2010 and December 31, 2009 were as follows: ordinary income $4,592,306 and $4,926,356, respectively.

During the period ended December 31, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for paydowns gains and losses on mortgage-backed securities, foreign currency transactions, amortization of premiums and swap periodic payments, the fund increased accumulated undistributed investment income-net by $1,721,888 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2010, was approximately $24,200 with a related weighted average annualized interest rate of 2.29%.

30

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. During the period ended December 31, 2010, the fund was charged $60,000 for administration and fund accounting services pursuant to the agreement.

(b) The fund may pay administrative service fees.These fees are paid to affiliated or unaffiliated retirement plans, omnibus accounts and platform administrators and other entities (“Plan Administrators”) that provide record keeping and/or other administrative support services to accounts, retirement plans and their participants. As compensation for such services, the fund may pay each Plan Administrator an administrative service fee in an amount of up to .15% (on an annualized basis) of the fund’s average daily net assets attributable to fund shares that are held in accounts serviced by such Plan Administrator. During the period ended December 31, 2010, the fund was charged $462. The fund’s adviser or its affiliates may pay additional compensation from their own resources to Plan Administrators and other entities for administrative services, as well as in consideration of marketing or other distribution-related services. These payments may provide an incentive for these entities to actively promote the fund or cooperate with the distributor’s promotional efforts.

(c) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2010, the fund was charged $15,205 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2010, the fund was charged $2,630 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2010, the fund was charged $65,877 pursuant to the custody agreement.

During the period ended December 31, 2010, the fund was charged $6,243 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $36,225, custodian fees $16,379, chief compliance officer fees $1,728 and transfer agency per account fees $4,596.

(d) Each Trustee who is not an “interested person” of the Trust (as defined in the Act) received $60,000 per annum, plus $7,000 per joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End

32

Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,500 or $2,000 fee, as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended December 31, 2010, amounted to $223,120,283 and $208,221,188, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of December 31, 2010 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2,4]	690,907	Interest rate risk[1,3,5]	(551,167)
Foreign exchange risk[2,6]	137,315	Foreign exchange risk[7]	(871,157)
Gross fair value of
derivatives contracts	828,222		(1,422,324)

Statement of Assets and Liabilities location:

1	Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities of Unaffiliated issuers.
3	Outstanding options written, at value.
4	Unrealized appreciation on swap contracts.
5	Unrealized depreciation on swap contracts.
6	Unrealized appreciation on forward foreign currency exchange contracts.
7	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended December 31, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[8]	Options[9]	Contracts[10]	Swaps[11]	Total
Interest rate	229,152	35,867	—	76,701	341,720
Foreign exchange	—	(13,239)	1,720,330	—	1,707,091
Credit	—	—	—	(348,404)	(348,404)
Total	229,152	22,628	1,720,330	(271,703)	1,700,407

34

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

Statement of Operations location:

8	Net realized gain (loss) on financial futures.
9	Net realized gain (loss) on options transactions.
[10] Net realized gain (loss) on forward foreign currency exchange contracts.
[11] Net realized gain (loss) on swap transactions.
[12] Net unrealized appreciation (depreciation) on financial futures.
[13] Net unrealized appreciation (depreciation) on options transactions.
[14] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[15] Net unrealized appreciation (depreciation) on swap transactions.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counter-party credit risk to the fund with futures since futures are exchange

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at December 31, 2010 are set forth in the Statement of Financial Futures.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a

36

result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended December 31, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	7,386,000	487,669
Contracts written	3,220,000	48,300
Contracts terminated:
Contracts closed	7,386,000	487,669	448,532	39,137
Contracts Outstanding
December 31, 2010	3,220,000	48,300

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at December 31, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Brazilian Real,
Expiring 1/27/2011	1,850,000	2,880,802	2,883,712	2,910
Brazilian Real,
Expiring 1/27/2011	1,930,000	3,016,243	3,008,413	(7,830)
Euro,
Expiring 1/3/2011	564,354	749,067	754,151	5,084
Malaysian Ringgit,
Expiring 1/27/2011	2,660,000	851,518	860,927	9,409
Malaysian Ringgit,
Expiring 1/27/2011	3,830,000	1,241,894	1,239,605	(2,289)
Russian Ruble,
Expiring 1/27/2011	13,420,000	436,593	438,332	1,739
Russian Ruble,
Expiring 1/27/2011	50,470,000	1,652,587	1,648,482	(4,105)
Singapore Dollar,
Expiring 1/27/2011	1,360,000	1,033,101	1,059,770	26,669
Singapore Dollar,
Expiring 1/27/2011	1,360,000	1,040,117	1,059,770	19,653
Sales:		Proceeds ($)
Austrialian Dollar,
Expiring 1/27/2011	1,915,000	1,884,360	1,951,500	(67,140)
Brazilian Real,
Expiring 1/27/2011	1,955,000	1,140,075	1,170,191	(30,116)
British Pound,
Expiring 1/27/2011	6,230,000	9,719,735	9,711,094	8,641
British Pound,
Expiring 1/27/2011	1,520,000	2,371,413	2,369,320	2,093
Canadian Dollar,
Expiring 1/27/2011	5,180,000	5,160,133	5,206,965	(46,832)
Chilean Peso,
Expiring 1/27/2011	261,280,000	549,832	557,069	(7,237)
Colombian Peso,
Expiring 1/14/2011	510,000,000	270,127	266,583	3,544

38

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($) (Depreciation) ($)
Sales (continued):
Colombian Peso,
Expiring 1/14/2011	1,490,000,000	789,613	778,841	10,772
Colombian Peso,
Expiring 1/14/2011	2,000,000,000	1,056,803	1,045,424	11,379
Euro,
Expiring 1/27/2011	7,400,000	9,882,256	9,888,226	(5,970)
Euro,
Expiring 1/27/2011	5,280,000	7,048,457	7,055,383	(6,926)
Euro,
Expiring 1/27/2011	6,145,000	8,169,808	8,211,236	(41,428)
Euro,
Expiring 1/27/2011	5,380,000	7,133,450	7,189,007	(55,557)
Euro,
Expiring 1/27/2011	9,895,000	13,123,501	13,222,162	(98,661)
Euro,
Expiring 1/27/2011	90,000	119,319	120,262	(943)
Euro,
Expiring 1/27/2011	570,000	756,530	761,661	(5,131)
Japanese Yen,
Expiring 1/27/2011	247,255,000	2,953,462	3,046,354	(92,892)
Japanese Yen,
Expiring 1/27/2011	239,540,000	2,859,616	2,951,300	(91,684)
Japanese Yen,
Expiring 1/27/2011	231,785,000	2,758,688	2,855,753	(97,065)
Japanese Yen,
Expiring 1/27/2011	259,160,000	3,084,761	3,193,032	(108,271)
Mexican New Peso,
Expiring 1/27/2011	13,690,000	1,101,855	1,106,511	(4,656)
New Zealand Dollar,
Expiring 1/27/2011	1,400,000	1,035,076	1,088,383	(53,307)
Peruvian Nuevo Sol,
Expiring 1/27/2011	7,330,000	2,601,782	2,609,665	(7,883)
Polish Zloty,
Expiring 1/27/2011	2,760,000	915,696	930,658	(14,962)
Swedish Krona,
Expiring 1/27/2011	10,300,000	1,509,775	1,530,047	(20,272)
Gross Unrealized
Appreciation				101,893
Gross Unrealized
Depreciation				(871,157)

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swaps contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any, is recorded as an unrealized gain or loss in the Statement

40

of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the coun-terparty over the contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.The following summarizes open interest rate swaps entered into by the fund at December 31, 2010:

					Unrealized
Notional	Reference		(Pay) Receive		Appreciation
Amount ($)	Entity/Currency	Counterparty	Fixed Rate (%)	Expiration	(Depreciation) ($)

12,780,000	USD—6 Month
	Libor	Citibank	(3.68)	5/5/2020	(491,547)
1,080,000	GBP—6 Month
	Libor	JP Morgan	6.30	6/18/2011	44,617
595,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.36	1/19/2012	107,816
240,000,000	JPY—6 Month
	Yenibor	JP Morgan	1.13	2/16/2019	49,233
304,000,000	JPY—6 Month
	Yenibor	JP Morgan	2.08	7/28/2016	329,215
Gross Unrealized
Appreciation					530,881
Gross Unrealized
Depreciation					(491,547)

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. At December 31, 2010, there were no credit default swap agreements outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2010:

Average Market Value ($)
Interest rate futures contracts	21,861,278
Interest rate options contracts	369,473
Foreign currency options contracts	13,159
Forward contracts	82,915,257

The following summarizes the average notional value of swap contracts outstanding during the period ended December 31, 2010:

Average Notional Value ($)
Interest rate swap contracts	28,100,016
Credit default swap contracts	3,122,249

At December 31, 2010, the cost of investments for federal income tax purposes was $104,194,766; accordingly, accumulated net unrealized appreciation on investments was $3,226,633, consisting of $4,442,322 gross unrealized appreciation and $1,215,689 gross unrealized depreciation.

42

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/Standish International Fixed Income Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/Standish International Fixed Income Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments, financial futures and options written, as of December 31, 2010, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended December 31, 2008 were audited by other independent registered public accountants whose report thereon, dated February 27, 2009, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish International Fixed Income Fund as of December 31, 2010, and the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2011

The Fund	43

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 23.98% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries.Accordingly, the fund hereby makes the following designation regarding its fiscal year ended December 31, 2010.

—the total amount of income sourced from foreign countries was $3,522,693

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign sourced income for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011.

44

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

46

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 169 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

The Fund	47

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

48

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 194 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 190 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund	49

For More Information

Ticker Symbol: Class I: SDIFX

Telephone Call your Financial Representative or 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $101,100 in 2009 and $101,100 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      12,900 in 2009 and $12,900 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $7,500 in 2009 and $7,500 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0  in 2009 and $0  in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $4,021,870 in 2009 and $3,693,000 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	February 23, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	February 23, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)